                                                                    Exhibit 99.2

________________________________________________________________________________


                           AGILENT TECHNOLOGIES, INC.

                                    as Issuer

                                       AND

                                 CITIBANK, N.A.

                                   as Trustee

                              ____________________

                                    Indenture

                          Dated as of November 27, 2001

                              ____________________


                    3% Senior Convertible Debentures due 2021


________________________________________________________________________________

                                TABLE OF CONTENTS

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
                                           ARTICLE 1

                    DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

   SECTION 1.01. Definitions ............................................................     1

   SECTION 1.02. Compliance Certificates and Opinions ...................................     9

   SECTION 1.03. Form of Documents Delivered to Trustee .................................     9

   SECTION 1.04. Acts of Holders; Record Dates ..........................................    10

   SECTION 1.05. Notices, Etc., to Trustee and Company ..................................    11

   SECTION 1.06. Notice to Holders; Waiver ..............................................    11

   SECTION 1.07. Conflict with Trust Indenture Act ......................................    12

   SECTION 1.08. Effect of Headings and Table of Contents ...............................    12

   SECTION 1.09. Successors and Assigns .................................................    12

   SECTION 1.10. Separability Clause ....................................................    12

   SECTION 1.11. Benefits of Indenture ..................................................    12

   SECTION 1.12. Governing Law ..........................................................    12

   SECTION 1.13. Legal Holiday ..........................................................    12

                                           ARTICLE 2

                                        SECURITY FORMS

   SECTION 2.01. Forms Generally ........................................................    12

   SECTION 2.02. Form of Face of Security ...............................................    13

   SECTION 2.03. Form of Reverse of Security ............................................    16

   SECTION 2.04. Form of Trustee's Certificate of Authentication ........................    25

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
   SECTION 2.05. Legend on Restricted Securities ...................................................   25

                                                 ARTICLE 3

                                              THE SECURITIES

   SECTION 3.01. Title and Terms ...................................................................   25

   SECTION 3.02. Denominations .....................................................................   26

   SECTION 3.03. Execution, Authentication, Delivery and Dating ....................................   26

   SECTION 3.04. Temporary Securities ..............................................................   26

   SECTION 3.05. Registration; Registration of Transfer and Exchange; Restrictions on Transfer .....   27

   SECTION 3.06. Mutilated, Destroyed, Lost and Stolen Securities ..................................   29

   SECTION 3.07. Persons Deemed Owners .............................................................   29

   SECTION 3.08. Book-entry Provisions for Global Securities .......................................   29

   SECTION 3.09. Cancellation ......................................................................   31

   SECTION 3.10. Special Transfer Provisions .......................................................   31

                                                 ARTICLE 4

                                        SATISFACTION AND DISCHARGE

   SECTION 4.01. Satisfaction and Discharge of Indenture ...........................................   33

   SECTION 4.02. Application of Trust Money ........................................................   34

                                                 ARTICLE 5

                                                 REMEDIES

   SECTION 5.01. Events of Default .................................................................   34

   SECTION 5.02. Acceleration of Maturity; Rescission and Annulment ................................   35

   SECTION 5.03. Collection of Indebtedness and Suits for Enforcement by Trustee ...................   36

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
   SECTION 5.04. Trustee May File Proofs of Claim .....................................   37

   SECTION 5.05. Trustee May Enforce Claims Without Possession of Securities ..........   37

   SECTION 5.06. Application of Money Collected .......................................   37

   SECTION 5.07. Limitation on Suits ..................................................   37

   SECTION 5.08. Unconditional Right of Holders to Receive Payment ....................   38

   SECTION 5.09. Restoration of Rights and Remedies ...................................   39

   SECTION 5.10. Rights and Remedies Cumulative .......................................   39

   SECTION 5.11. Delay or Omission Not Waiver .........................................   39

   SECTION 5.12. Control by Holders ...................................................   39

   SECTION 5.13. Waiver of Past Defaults ..............................................   39

   SECTION 5.14. Undertaking for Costs ................................................   40

   SECTION 5.15. Waiver of Stay or Extension Laws .....................................   40

                                         ARTICLE 6

                                        THE TRUSTEE

   SECTION 6.01. Certain Duties and Responsibilities ..................................   40

   SECTION 6.02. Notice of Defaults ...................................................   40

   SECTION 6.03. Certain Rights of Trustee ............................................   41

   SECTION 6.04. Not Responsible for Recitals .........................................   42

   SECTION 6.05. May Hold Securities ..................................................   42

   SECTION 6.06. Money Held in Trust ..................................................   42

   SECTION 6.07. Compensation and Reimbursement .......................................   42

   SECTION 6.08. Disqualification; Conflicting Interests ..............................   43

   SECTION 6.09. Corporate Trustee Required; Eligibility ..............................   43

   SECTION 6.10. Resignation and Removal; Appointment of Successor ....................   44

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
   SECTION 6.11. Acceptance of Appointment by Successor ................................    45

   SECTION 6.12. Merger, Conversion, Consolidation or Succession to Business ...........    45

   SECTION 6.13. Preferential Collection of Claims Against .............................    45

                                           ARTICLE 7

                             HOLDERS' LISTS AND REPORTS BY TRUSTEE

   SECTION 7.01. Company to Furnish Trustee Names and Addresses of Holders .............    46

   SECTION 7.02. Preservation of Information; Communications to Holders ................    46

   SECTION 7.03. Reports by Trustee ....................................................    46

   SECTION 7.04. Reports by Company ....................................................    47

                                           ARTICLE 8

                     CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

   SECTION 8.01. Company May Consolidate, Etc., Only on Certain Terms ..................    47

   SECTION 8.02. Successor Substituted .................................................    48

                                           ARTICLE 9

                                    SUPPLEMENTAL INDENTURES

   SECTION 9.01. Supplemental Indentures Without Consent of Holders ....................    48

   SECTION 9.02. Supplemental Indentures with Consent of Holders .......................    49

   SECTION 9.03. Execution of Supplemental Indentures ..................................    50

   SECTION 9.04. Effect of Supplemental Indentures .....................................    50

   SECTION 9.05. Conformity with Trust Indenture Act ...................................    50

   SECTION 9.06. Reference in Securities to Supplemental Indentures ....................    50

                                             ARTICLE 10

                                             COVENANTS
   SECTION 10.01. Payments .....................................................................   50

   SECTION 10.02. Maintenance of Office or Agency ..............................................   50

   SECTION 10.03. Money for Security Payments to Be Held in Trust ..............................   51

   SECTION 10.04. Statement by Officers as to Default ..........................................   52

   SECTION 10.05. Existence ....................................................................   52

   SECTION 10.06. Reports and Delivery of Certain Information ..................................   52

   SECTION 10.07. Resale of Certain Securities .................................................   53

   SECTION 10.08. Book-Entry System ............................................................   53

   SECTION 10.09. Tax Treatment of Securities ..................................................   53

   SECTION 10.10. Additional Amounts under the Registration Rights Agreement ...................   53

                                             ARTICLE 11

                                      REDEMPTION AND PURCHASES

   SECTION 11.01. Right to Redeem; Notices to Trustee ..........................................   54

   SECTION 11.02. Selection of Securities to Be Redeemed .......................................   54

   SECTION 11.03. Notice of Redemption .........................................................   54

   SECTION 11.04. Effect of Notice of Redemption ...............................................   55

   SECTION 11.05. Deposit of Redemption Price ..................................................   55

   SECTION 11.06. Securities Redeemed in Part ..................................................   55

   SECTION 11.07. Conversion Arrangement on Call for Redemption ................................   55

   SECTION 11.08. Purchase of Securities at Option of the Holder. ..............................   56

   SECTION 11.09. Repurchase of Securities at Option of the Holder upon Fundamental Change .....   58

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
   SECTION 11.10. Effect of Purchase Notice or Fundamental Change Repurchase Notice .....................   61

   SECTION 11.11. Deposit of Purchase Price or Fundamental Change Repurchase Price ......................   63

   SECTION 11.12. Securities Purchased or Repurchased in Part ...........................................   63

   SECTION 11.13. Covenant to Comply With Securities Laws Upon Purchase or Repurchase of Securities .....   63

   SECTION 11.14. Repayment to the Company ..............................................................   63

                                                   ARTICLE 12

                                      INTEREST PAYMENTS ON THE SECURITIES

   SECTION 12.01. Interest Rate; Rate Reset .............................................................   64

   SECTION 12.02. Payment of Interest; Interest Rights Preserved. .......................................   64

                                                   ARTICLE 13

                                                   CONVERSION

   SECTION 13.01. Right to Convert ......................................................................   65

   SECTION 13.02. Exercise of Conversion Privilege; Issuance of Common Stock on Conversion; No
                  Adjustment for Interest or Dividends ..................................................   66

   SECTION 13.03. Cash Payments in Lieu of Fractional Shares ............................................   67

   SECTION 13.04. Conversion Price ......................................................................   68

   SECTION 13.05. Adjustment of Conversion Price ........................................................   68

   SECTION 13.06. Effect of Reclassification, Consolidation, Merger or Sale .............................   76

   SECTION 13.07. Taxes on Shares Issued ................................................................   77

   SECTION 13.08. Reservation of Shares; Shares to be Fully Paid; Compliance with Governmental
                  Requirements; Listing of Common Stock .................................................   77

   SECTION 13.09. Responsibility of Trustee .............................................................   78

   SECTION 13.10. Notice to Holders Prior to Certain Actions ............................................   78

                  INDENTURE, dated as of November 27, 2001, between AGILENT TECHNOLOGIES, INC., a corporation duly organized and existing under the laws of the State of Delaware, as Issuer (herein called the "Company"), having its principal office at 395 Page Mill Road, Palo Alto, California 94036, and CITIBANK, N.A., a national banking corporation duly organized under the laws of the State of New York, as Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

                  The Company has duly authorized the creation of an issue of 3% Senior Convertible Debentures due 2021 (each a "Security" and collectively, the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefore the Company has duly authorized the execution and delivery of this Indenture.

                  All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchases of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                    ARTICLE 1

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

                  SECTION 1.01. Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                       (i) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                       (ii) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                       (iii) all accounting terms not otherwise defined herein
                  have the meanings assigned to them in accordance with GAAP;
                  and

                       (iv) the words "herein," "hereof' and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  "Accepted Purchased Shares" has the meaning specified in
Section 13.05.
        -----

                  "Act," when used with respect to any Holder, has the meaning specified in Section 1.04.
                     ----

                  "Additional Amounts" shall have the meaning given to such term in the Registration Rights Agreement.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agent Members" has the meaning specified in Section 3.08.
                                                                       ----

                  "Board of Directors" means, with respect to any Person, either the board of directors of such Person or any duly authorized committee of that board.

                  "Board Resolution" means, with respect to any Person, a copy of a resolution certified by the Secretary or an Assistant Secretary of such Person to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in The City of New York are authorized or obligated by law, or executive order or governmental decree to be closed.

                  "Change in Control" has the meaning specified in Section
11.09.
-----

                  "Closing Price" has the meaning specified in Section 13.05.
                                                                       -----

                  "Capital Stock" means any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, including, without limitation, with respect to partnerships, partnership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Common Stock" means the shares of Common Stock, par value $.01 per share, of the Company as it exists on the date of this Indenture or any other shares of Capital Stock of the Company into which the Common Stock shall be reclassified or changed.

                  "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

                  "Company Notice" has the meaning specified in Section 11.08.
                                                                        -----

                  "Company Notice Date" has the meaning specified in Section 11.08.
-----

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or any Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

                  "Contingent Payment Debt Regulations" has the meaning specified in Section 10.09.
                     -----

                  "Continuing Director" means, at any date, a member of the Company's Board of Directors (i) who was a member of such board on October 31, 2001 or (ii) who was nominated or elected by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Company's Board of Directors was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or such lesser number comprising a majority of a nominating committee comprised of independent directors if authority for such nominations or elections has been delegated to a nominating committee whose authority and composition have been approved by at least a majority of the directors who were Continuing Directors at the time such committee was formed. (Under this definition, if the Board of Directors of the Company as of the date of this Indenture were to approve a new director or directors and then resign, no Change in Control would occur even though the current Board of Directors would thereafter cease to be in office).

                  "Conversion Agent" means the Trustee or such other office or agency designated by the Company where Securities may be presented for conversion.

                  "Conversion Notice" has the meaning specified in Section
13.01.
-----

                  "Conversion Price" has the meaning specified in the Securities.

                  "Corporate Trust Office" means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, at the date of this Indenture, located at 111 Wall Street, New York, New York 10005, Attention: Citibank Agency & Trust.

                  "corporation" means a corporation, association, company, joint-stock company or business trust.

                  "Current Market Price" has the meaning specified in Section 13.05.
-----

                  "Default" means any event that is or with the passage of time or the giving of notice or both would become an Event of Default.

                  "Defaulted Interest" has the meaning specified in Section
12.02.
-----

                  "Depositary" means The Depository Trust Company until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean such successor Depositary.

                  "Distributed Securities" has the meaning specified in Section 13.05.
-----

                  "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

                  "Event of Default" has the meaning specified in Section 5.01.
                                                                          ----

                  "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended.

                  "Expiration Time" has the meaning specified in Section 13.05.
                                                                         -----

                  "fair market value" has the meaning specified in Section
13.05.
-----

                  "Fundamental Change" has the meaning specified in Section
11.09.
-----

                  "Fundamental Change Company Notice" has the meaning specified in Section 11.09.
           -----

                  "Fundamental Change Repurchase Date" has the meaning specified in Section 11.09.
           -----

                  "Fundamental Change Repurchase Notice" has the meaning specified in Section 11.09.
                     -----

                  "Fundamental Change Repurchase Price" has the meaning specified in the Securities.

                  "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, in each case, as in effect in the United States on the date hereof.

                  "Global Security" means a Security in global form registered in the Security Register in the name of a Depositary or a nominee thereof.

                  "Holder" or "Securityholder" means a Person in whose name a Security is registered in the Security Register.

                  "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

                  "Initial Purchasers" means Credit Suisse First Boston Corporation, J.P. Morgan Securities, Inc., Salomon Smith Barney Inc., Banc of America Securities LLC, Deutsche Bank Alex, Brown Inc. and HSBC Securities (USA) Inc.

                  "Interest Payment Date" means each June 1 and December 1 of each year, commencing June 1, 2002.

                  "Investment Company Act" means the Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.

                  "Issue Date" means the date the Securities are originally issued as set forth on the face of the Security under this Indenture.

                  "Maturity", when used with respect to any Security, means the date on which the principal, Purchase Price or Fundamental Change Repurchase Price of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity, on a Redemption Date, Purchase Date or Fundamental Change Repurchase Date, or by declaration of acceleration or otherwise.

                  "nonelecting share" has the meaning specified in Section
13.06.
-----

                  "Non-U.S. Person" means a Person who is not a U.S. person, as defined in Regulation S.

                  "Notice of Default" has the meaning specified in Section 5.01.
                                                                           ----

                  "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or any Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 10.04 shall be the principal executive, financial
                             -----
         or accounting officer of the Company.

                  "Offer Expiration Time" has the meaning specified in Section 13.05.
-----

                  "Opinion of Counsel" means a written opinion of counsel, who may be external or in-house counsel for the Company, and who shall be reasonably acceptable to the Trustee.

                  "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                     (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                     (ii) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that if such Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given to the Holders as herein provided, or provision satisfactory to a Responsible Officer of the Trustee shall have been made for giving such notice; and

                     (iii) Securities which have been paid or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a protected purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that, in determining whether the Holders of the requisite Principal Amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

               "Paying Agent" means any Person authorized by the Company to pay the principal of, interest on or Redemption Price of any Securities on behalf of the Company. The Trustee shall initially be the Paying Agent.

               "Person" means any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

               "Physical Securities" means permanent certificated Securities in registered form issued in denomination of $1,000 Principal Amount and integral multiples thereof.

               "Principal Amount" of a Security means the Principal Amount as set forth on the face of the Security.

               "Purchase Agreement" means the Purchase Agreement, dated as of November 20, 2001, entered into by the Company and the Initial Purchasers in connection with the sale of the Securities.

               "Purchase Date" has the meaning specified in Section 11.08.
                                                                    -----

               "Purchased Shares" has the meaning specified in Section 13.05.
                                                                       -----

               "Purchase Notice" has the meaning specified in Section 11.08.
                                                                      -----

               "Purchase Price" has the meaning specified in the Securities.

               "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in
                                                   ----
lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

               "Qualified Institutional Buyer" or "QIB" shall have the meaning specified in Rule 144A.

               "Record Date" has the meaning specified in Section 13.05.
                                                                  -----

               "Redemption Date" shall mean the date specified for redemption of the Securities in accordance with the terms of the Securities and Article 11 hereof.

               "Redemption Price" has the meaning specified in the Securities.

               "Registration Rights Agreement" means the Registration Rights Agreement, dated as of November 27, 2001, between the Company and the Initial Purchasers, for the benefit of themselves and the Holders, as the same may be amended or modified from time to time in accordance with the terms thereof.

               "Regular Record Date" for the interest payable on any Interest Payment Date means May 15 or November 15 (whether or not a Business Day) next preceding such Interest Payment Date.

               "Regulation S" means Regulation S under the Securities Act.

               "Resale Registration Statement" means a registration statement under the Securities Act registering the Securities for resale pursuant to the terms of the Registration Rights Agreement.

               "Responsible Officer" means any officer of the Trustee within the Corporate Trust Office of the Trustee with direct responsibility for the administration of this Indenture and also, with respect to a particular matter, any other officer of the Trustee to whom such matter is referred because of such officer's knowledge and familiarity with the particular subject.

               "Restricted Global Security" means a Global Security representing Restricted Securities.

               "Restricted Security" or "Restricted Securities" has the meaning specified in Section 2.05.
                     ----

               "Rule 144" means Rule 144 under the Securities Act (including any successor rule thereto), as the same may be amended from time to time.

               "Rule 144A" means Rule 144A under the Securities Act (including any successor rule thereto), as the same may be amended from time to time.

               "Rule 144A Information" has the meaning specified in Section
2.03.
----

               "Security" or "Securities" has the meaning specified in the first paragraph of the Recitals of the Company.

               "Securities Act" means the U.S. Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

               "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.05.
                              ----

               "significant subsidiary" has the meaning specified in Section
5.01.
----

               "Special Record Date" has the meaning specified in Section 12.02.
                                                                          -----

               "Stated Maturity," when used with respect to any Security, means the date specified in such Security as the fixed date on which an amount equal to the principal amount of such Security together with accrued and unpaid interest, if any, is due and payable.

               "Step-up Date" has the meaning specified the Securities.

               "Stock Transfer Agent" means Compushare Investor Services LLC or such other Person designated by the Company as the transfer agent for the Common Stock.

               "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

               "Surviving Entity" has the meaning specified in Section 8.01.
                                                                       ----

               "Trading Day" has the meaning specified in Section 13.05.
                                                                  -----

               "Trigger Event" has the meaning specified in Section 13.05.
                                                                    -----

               "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust

Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

               "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

               "Unrestricted Global Security" means a Global Security representing Securities which are not Restricted Securities.

               "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

               "Voting Stock" has the meaning specified in Section 11.09.
                                                                   -----

               SECTION 1.02. Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

               Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

               (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

               (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (c) a statement that, in the opinion of each such individual, such individual has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

               SECTION 1.03. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

               Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

               Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

               SECTION 1.04. Acts of Holders; Record Dates. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01)
                                                                        ----
conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

               (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

               (c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 7.01) prior to such first solicitation or vote, as
                             ----
the case may be. With regard to any record date, only the Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

     (d)  The ownership of Securities shall be proved by the Security Register.

     (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

     SECTION 1.05. Notices, Etc., to Trustee and Company. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

          (i) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at 111 Wall Street, New York, New York 10005,
     Attention: Citibank Agency & Trust; or

          (ii) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company, Attention: General Counsel.

     SECTION 1.06. Notice to Holders; Waiver. Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

         SECTION 1.07. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

         SECTION 1.08. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 1.09. Successors and Assigns. All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

         SECTION 1.10. Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 1.11. Benefits of Indenture. Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their respective successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 1.12. Governing Law. This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 1.13. Legal Holiday. In any case where any Interest Payment Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or at the Stated Maturity, provided that no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date or Stated Maturity, as the case may be.


                                    ARTICLE 2

                                 SECURITY FORMS

         SECTION 2.01. Forms Generally. The Securities and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor, the Internal Revenue Code of 1986, as amended, and regulations thereunder, or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof.

         The Securities shall be issued in the form of permanent Global Securities in registered form in substantially the form set forth in this Article. The aggregate Principal Amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary, as hereinafter provided.

         SECTION 2.02. Form of Face of Security. INCLUDE IF SECURITY IS A RESTRICTED SECURITY -- THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS SECURITY AND THE COMMON STOCK ISSUABLE UPON CONVERSION THEREOF MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF AGILENT TECHNOLOGIES, INC. THAT (A) THIS SECURITY AND THE COMMON STOCK ISSUABLE UPON CONVERSION THEREOF MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (IV) TO AN INSTITUTIONAL INVESTOR THAT IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT IF AVAILABLE OR (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH
(V) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

         THIS SECURITY AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON AND PROCEDURES FOR RESALES AND OTHER TRANSFERS OF THIS SECURITY TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY. THE HOLDER OF THIS SECURITY SHALL BE DEEMED BY THE ACCEPTANCE OF THIS SECURITY TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT.

         THE HOLDER OF THIS SECURITY IS SUBJECT TO, AND ENTITLED TO THE BENEFITS OF, A REGISTRATION RIGHTS AGREEMENT, DATED AS OF NOVEMBER 27, 2001, ENTERED INTO BY THE COMPANY FOR THE BENEFIT OF CERTAIN HOLDERS OF SECURITIES FROM TIME TO TIME.]

         [INCLUDE IF SECURITY IS A GLOBAL SECURITY -- THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC"), A NEW YORK CORPORATION, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

         THIS SECURITY IS ISSUED WITH ORIGINAL ISSUE DISCOUNT AND IS SUBJECT TO THE RULES FOR DEBT INSTRUMENTS WITH CONTINGENT PAYMENTS UNDER TREASURY REGULATIONS (S) 1.1275-4(b). FOR INFORMATION REGARDING THE ISSUE PRICE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT, ISSUE DATE, THE YIELD TO MATURITY, THE "COMPARABLE YIELD" AND PROJECTED PAYMENT SCHEDULE FOR THIS SECURITY, YOU SHOULD
CONTACT: INVESTOR RELATIONS DEPARTMENT, AGILENT TECHNOLOGIES, INC., 395 PAGE MILL ROAD, PALO ALTO, CA 94306.

                           AGILENT TECHNOLOGIES, INC.

                  ____% Senior Convertible Debentures Due 2021

No. [   ]                        CUSIP NO. [   ]                     U.S. $[   ]

         Agilent Technologies, Inc., a corporation duly organized and validly existing under the laws of the State of Delaware (herein called the "Company"), which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received hereby promises to pay to __________, or
registered assigns, the principal sum of [    ] United States Dollars ($       )
[INCLUDE IF SECURITY IS A GLOBAL SECURITY

-- (which amount may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary, in accordance with the rules and procedures of the Depositary)] on December 1, 2021 and to pay interest on said principal sum semi-annually on June 1 and December 1 of each year, commencing June 1, 2002 at the initial rate of 3% per annum to holders of record on the immediately preceding May 15 and November 15, respectively. Interest on this Security shall accrue from the most recent date to which interest has been paid, or if no interest has been paid, from November 27, 2001, until the Principal Amount is paid or duly made available for payment. Notwithstanding the foregoing, on the close of business on June 1, 2006, June 1, 2011 and June 1, 2016 (each, a "Step-up Date"), the interest rate on this Security shall be automatically reset, and this Security shall accrue interest, from such Step-up Date, to but excluding the next succeeding Step-up Date, or, in the case of December 1, 2021, until the Principal Amount is paid or duly made available for payment, at a rate per annum equal to the interest rate payable 120 days prior to such Step-up Date on 5-year U.S. Treasury Notes minus 1.13%, provided that, in no event shall the interest rate on this Security be reset below 3% per annum or above 5% per annum. Any change in the interest rate pursuant to the preceding sentence shall not have any effect on any other provision of the Indenture or this Security. Except as otherwise provided in the Indenture, the interest payable on this Security pursuant to the Indenture on any June 1 or December 1 will be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, which shall be the May 15 or November 15 (whether or not a Business Day) next preceding such June 1 or December 1, respectively; provided that, any such interest not punctually paid or duly provided for shall be payable as provided in the Indenture. Payment of the principal of and interest accrued on this Security shall be made by check mailed to the address of the Holder of this Security specified in the register of Securities, or, at the option of the Holder of this Security, at the Corporate Trust Office, in such lawful money of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts; provided, however, that, with respect to any Holder of Securities with an aggregate principal amount in excess of $2,000,000, at the request of such Holder in writing to the Company, interest on such Holder's Securities shall be paid by wire transfer in immediately available funds in accordance with the written wire transfer instruction supplied by such Holder from time to time to the Trustee and Paying Agent (if different from the Trustee) at least two days prior to the applicable Regular Record Date; provided that any payment to the Depositary or its nominee shall be paid by wire transfer in immediately available funds in accordance with the wire transfer instruction supplied by the Depositary or its nominee from time to time to the Trustee and Paying Agent (if different from Trustee) at least two days prior to the applicable Regular Record Date.

         Reference is made to the further provisions of this Security set forth on the reverse hereof, including, without limitation, provisions giving the Company the right to repurchase this Security commencing December 6, 2004 and the Holder of this Security the right to convert this Security into Common Stock of the Company and the right to require the Company to repurchase this Security on certain dates and upon certain events, in each case, on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

            This Security shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of said State.

            This Security shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                     AGILENT TECHNOLOGIES, INC.


                                     By:  _______________________________
                                              Authorized Signatory

Attest:


By:  _________________________
         Authorized Signatory

            SECTION 2.03. Form of Reverse of Security. This Security is one of a duly authorized issue of Securities of the Company, designated as its 3% Senior Convertible Securities due 2021 (herein called the "Securities"), all issued or to be issued under and pursuant to an Indenture dated as of November 27, 2001 (herein called the "Indenture"), between the Company and Citibank, N.A. (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities.

            The indebtedness evidenced by the Securities is unsecured and unsubordinated indebtedness of the Company and ranks equally with the Company's other unsecured and unsubordinated indebtedness.

            Redemption at the Option of the Company. No sinking fund is provided
            ---------------------------------------
for the Securities. The Securities are redeemable as a whole, or from time to time in part, at any time at the option of the Company at a redemption price equal to 100% of the Principal Amount plus accrued and unpaid interest and Additional Amounts, if any, to, but excluding, the Redemption Date (the "Redemption Price"), provided that the Securities are not redeemable prior to December 6, 2004.

            Purchase By the Company at the Option of the Holder. Subject to the
            ---------------------------------------------------
terms and conditions of the Indenture, the Company shall become obligated to purchase, at the option of the Holder, the Securities held by such Holder on each of the Purchase Dates of December 1, 2006, December 1, 2011 and December 1, 2016 at 100% of the Principal Amount plus accrued and unpaid interest and Additional Amounts, if any, to, but excluding, the Purchase Date (the "Purchase Price"), upon delivery of a Purchase Notice containing the information set forth in the Indenture, at any time from the opening of business on the date that is 30 days prior to such Purchase Date until the close of business on the date that is 5 Business Days prior to such Purchase Date and upon delivery of the Securities to the Paying Agent by the Holder as set forth in the Indenture. The Purchase Price will be paid in cash.

            At the option of the Holder and subject to the terms and conditions of the Indenture, the Company shall become obligated to repurchase the Securities if a Fundamental Change occurs at any time prior to December 1, 2021 at 100% of the Principal Amount plus accrued and unpaid interest and Additional Amounts, if any, to, but excluding, the Fundamental Change Repurchase Date (the "Fundamental Change Repurchase Price"), which Fundamental Change Repurchase Price shall be paid in cash.

            Holders have the right to withdraw any Purchase Notice or Fundamental Change Repurchase Notice, as the case may be, by delivering to the Paying Agent a written notice of withdrawal in accordance with the provisions of the Indenture.

            If cash sufficient to pay the Purchase Price or Fundamental Change Repurchase Price, as the case may be, of all Securities or portions thereof to be purchased on a Purchase Date or on a Fundamental Change Repurchase Date, as the case may be, is deposited with the Paying Agent on the Business Day following the Purchase Date or the Fundamental Change Repurchase Date, as the case may be, interest will cease to accrue on such Securities (or portions thereof) immediately after such Purchase Date or Fundamental Change Repurchase Date, as the case may be, and the Holder thereof shall have no other rights as such (other than the right to receive the Purchase Price or Fundamental Change Repurchase Price, as the case may be, upon surrender of such Security).

            Conversion. Subject to the provisions of the Indenture, the Holder
            ----------
hereof has the right, at its option, at any time following the date of issuance of the Securities and prior to the close of business on the Business Day next preceding December 1, 2021 (except that with respect to any Security or portion of a Security which shall be called for redemption, prior to the close of business on the Business Day next preceding the Redemption Date) (unless the Company shall default in payment of the Redemption Price), to convert the Principal Amount hereof or any portion of such principal which is $1,000 or an integral multiple thereof, into that number of fully paid and non-assessable shares of Common Stock, as said shares shall be constituted at the date of conversion, obtained by dividing the Principal Amount of this Security or portion thereof to be converted by the conversion price of $32.22 (the "Conversion Price") as adjusted from time to time as provided in the Indenture, upon surrender of this Security, together with a Conversion Notice as provided in the Indenture, to the Company at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, or at the option of such Holder, the Corporate Trust Office, and, unless the shares issuable on conversion are to be issued in the same name as this Security, duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the Holder or by his duly authorized attorney. No adjustment in respect of interest or dividends will be made upon any conversion; provided, however, that, if this Security shall be surrendered for conversion during the period from the close of business on any Regular Record Date for the payment of interest through the close of business on the Business Day next preceding the following Interest Payment Date, and has not been called for redemption on a Redemption Date that occurs during such period, such Security (or portion thereof being converted) must be accompanied by an amount, in funds acceptable to the Company, equal to the interest payable on such Interest Payment Date on the Principal Amount being converted; provided, however, that no such payment shall be required if there shall exist at the time of conversion a default in the payment of interest or Additional Amounts on the Securities. No fractional shares will be issued upon any conversion, but an adjustment and payment in cash will be made, as provided in the Indenture, in respect of any fraction of a share which would otherwise be issuable upon the surrender of any Securities for conversion. Securities in respect of which a Holder is exercising its right to require repurchase on a Purchase Date or a Fundamental Change Repurchase Date may be converted only if such Holder withdraws its election to exercise such right in accordance with the terms of the Indenture. Any Securities called for redemption, unless surrendered for conversion by the Holders thereof on or before the close of business on the Business Day preceding the date fixed for redemption, may be deemed to be redeemed from such Holders for an amount equal to the applicable Redemption Price, by one or more investment banks or other purchasers who may agree with the Company (i) to purchase such Securities from the Holders thereof and convert them into shares of the Common Stock and (ii) to make payment for such Securities as aforesaid to the Trustee in trust for the Holders.

            Tax Treatment. The Company, and by purchasing a beneficial ownership
            -------------
interest in the Securities each Holder of Securities, will be deemed to have agreed, for United States federal income tax purposes, (i) to treat the Securities as indebtedness that is subject to Contingent Payment Debt Regulations and, for purposes of the Contingent Payment Debt Regulations, to treat the fair market value of any stock beneficially received by a Holder upon any conversion of the Securities as a contingent payment and (ii) to be bound by the Company's determination of the comparable yield and projected payment schedule, within the meaning of the Contingent Payment Debt Regulations, with respect to the Securities. A Holder of Securities may obtain the issue price, issue date, amount of original issue discount, yield to maturity, comparable yield and projected payment schedule by submitting a written request to the Company at the following address: Investor Relations Department, Agilent Technologies, Inc., 395 Page Mill Road, Palo Alto, CA 94306.

            [INCLUDE IF SECURITY IS A GLOBAL SECURITY -- In the event of a deposit or withdrawal of an interest in this Security, including an exchange, transfer, repurchase or conversion of this Security in part only, the Trustee, as custodian of the Depositary, shall make an adjustment on its records to reflect such deposit or withdrawal in accordance with the rules and procedures of the Depositary.]

            [INCLUDE IF SECURITY IS A RESTRICTED SECURITY -- Subject to certain limitations in the Indenture, at any time when the Company is not subject to
Section 13 or 15(d) of the United States Securities Exchange Act of 1934, as amended, upon the request of a Holder of a Restricted Security, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder of Restricted Securities, or to a prospective purchaser of any such security designated by any such Holder, to the extent required to permit compliance by any such Holder with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).]

            If an Event of Default shall occur and be continuing, the Principal Amount plus interest accrued and Additional Amounts, if any, through such date on all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate Principal Amount of the Outstanding Securities. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate Principal Amount of the Outstanding Securities, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

            As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the Holders of not less than 25% in aggregate Principal Amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in Principal Amount of Outstanding Securities a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of said principal hereof or interest hereon on or after the respective due dates expressed herein or for the enforcement of any conversion right.

            No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the Principal Amount, Purchase Price or Fundamental Change Repurchase Price of, and interest, if any, on, this Security at the times, place and rate, and in the coin or currency, herein prescribed.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate Principal Amount, will be issued to the designated transferee or transferees.

            The Securities are issuable only in registered form in denominations of $1,000 and any integral multiple of $1,000 above that amount. As provided in the Indenture and subject to certain limitations therein set forth. Securities are exchangeable for a like aggregate Principal Amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

            No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

            This Security shall be governed by and construed in accordance with the laws of the State of New York.

            All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                 ASSIGNMENT FORM

               If you want to assign this Security, fill in the form below and have your signature guaranteed:

               I or we assign and transfer this Security to:

________________________________________________________________________________


________________________________________________________________________________


________________________________________________________________________________
 (Print or type name, address and zip code and social security or tax ID number of assignee)

               and irrevocably appoint _____________________________________
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

              Date: __________________ Signed: ___________________________

     (Sign exactly as your name appears on the other side of this Security)

        Signature Guarantee:______________________________________________

               In connection with any transfer of this Security occurring prior to the date which is the earlier of (i) the date of the declaration by the Commission of the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), covering resales of this Security (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) November 27, 2003, the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer and that this Security is being transferred:

                                   [Check One]

               (1) [_] to the Company or a subsidiary thereof; or

               (2) [_] pursuant to and in compliance with Rule 144A under the
                       Securities Act; or

               (3) [_] outside the United States to a "foreign person" in compliance with Rule 904 of Regulation S under the Securities Act; or

               (4) [_] pursuant to the exemption from registration provided by
                       Rule 144 under the Securities Act, or

               (5) [_] pursuant to an effective registration statement under the
                       Securities Act; or

               (6) [_] pursuant to another available exemption from the
                       registration requirements of the Securities Act.

               Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any Person other than the registered Holder thereof, provided that if box (3), (4) or (6) is checked, the Company may require, prior to registering any such transfer of the Securities, in its sole discretion, such legal opinions, certifications (including an investment letter in the case of box (3)) and other information as the Company may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

               If none of the foregoing boxes is checked, the Trustee or Security Registrar shall not be obligated to register this Security in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 3.10 of the Indenture shall have been satisfied.

               Date: _________________ Signed:____________________________

                                                           (Sign exactly as your
                                                           name appears on the
                                                           other side of this
                                                           Security)

               Signature Guarantee: ___________________________________

              TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

               The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

               Date:__________________      Signed:_____________________________

               NOTICE: To be executed by an executive officer.

                                CONVERSION NOTICE

               If you want to convert this Security into Common Stock of the Company, check the box: [_]

               To convert only part of this Security, state the Principal Amount to be converted (which must be $1,000 or an integral multiple of $1,000):

               $_________________________________

               If you want the stock certificate made out in another person's name, fill in the form below:

________________________________________________________________________________
              (Insert other person's social security or tax ID no.)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
            (Print or type other person's name, address and zip code)

              Date: __________________ Signed: _____________________________

     (Sign exactly as your name appears on the other side of this Security)

          Signature Guarantee:___________________________________________

               SECTION 2.04. Form of Trustee's Certificate of Authentication. This is one of the Securities referred to in the within-mentioned Indenture.

                                              CITIBANK, N.A.,
                                                                      as Trustee

                                              By _______________________________
                                                            Authorized Officer

               SECTION 2.05. Legend on Restricted Securities. During the period beginning on November 27, 2001 and ending on the date two years from such date, any Security including any Security issued in exchange therefor or in lieu thereof, shall be deemed a "Restricted Security" and shall be subject to the restrictions on transfer provided in the legends set forth on the face of the form of Security in Section 2.02; provided, however, that the term "Restricted
                            ----
Security" shall not include any Securities as to which restrictions have been terminated in accordance with Section 3.05. All Securities shall bear the
                                      ----
applicable legends set forth on the face of the form of Security in Section
2.02. Except as provided in Section 3.05 and Section 3.10, the Trustee shall not
----                                ----             ----
issue any unlegended Security until it has received an Officers' Certificate from the Company directing it to do so.

                                    ARTICLE 3

                                 THE SECURITIES

               SECTION 3.01. Title and Terms. The aggregate Principal Amount of Securities which may be authenticated and delivered under this Indenture is limited to $1,000,000,000 (subject to increase by up to $150,000,000 in the event the Initial Purchasers exercise the option granted to them in the Purchase Agreement), except for Securities authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Securities pursuant to
Section 3.04, 3.05, 3.06 or 9.06.
        ----  ----  ----    ----

               The Securities shall be known and designated as the "3% Senior Convertible Debentures due 2021" of the Company. The Principal Amount shall be payable on December 1, 2021.

               The Principal Amount and accrued interest and Additional Amounts, if any, on the Securities shall be payable at the office or agency of the Company in The City of New York maintained for such purpose and at any other office or agency maintained by the Company for such purpose; provided, however, that at the option of the Company payments may be made by wire transfer or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

         The Securities shall not have the benefit of a sinking fund.

         The Securities shall not be superior in right of payment to, and shall rank pari passu with, all other unsecured and unsubordinated indebtedness of the Company.

         SECTION 3.02. Denominations. The Securities shall be issuable only in registered form without coupons and in denominations of $1,000 and any integral multiple of $1,000 above that amount.

         SECTION 3.03. Execution, Authentication, Delivery and Dating. The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities. The Company Order shall specify the amount of Securities to be authenticated, and shall further specify the amount of such Securities to be issued as a Global Security or as Physical Securities. The Trustee in accordance with such Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

         Each Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

         SECTION 3.04. Temporary Securities. Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

         If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section

10.02, without charge to the Holder. Upon surrender for cancellation of any one
-----
or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like Principal Amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

         SECTION 3.05. Registration; Registration of Transfer and Exchange; Restrictions on Transfer. (a) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section
10.02 being herein sometimes collectively referred to as the "Security
-----
Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" (the "Security Registrar") for the purpose of registering Securities and transfers of Securities as herein provided.

         Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 10.02 for such
                                                               -----
purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate Principal Amount and tenor, each such Security bearing such restrictive legends as may be required by this Indenture (including Sections 2.02, 2.05 and 3.10).
                                               ----  ----     ----

         At the option of the Holder and subject to the other provisions of this
Section 3.05 and to Section 3.10, Securities may be exchanged for other
        ----                ----
Securities of any authorized denominations and of a like aggregate Principal Amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing. As a condition to the registration of transfer of any Restricted Securities, the Company or the Trustee may require evidence satisfactory to them as to the compliance with the restrictions set forth in the legend on such securities.

         Except as provided in the following sentence and in Section 3.10, all
                                                                     ----
Securities originally issued hereunder and all Securities issued upon registration of transfer or exchange or replacement thereof shall be Restricted Securities and shall bear the legend required by Sections 2.02 and 2.05, unless
                                                          ----     ----
the Company shall have delivered to the Trustee (and the Security Registrar, if other than the Trustee) a Company Order stating that the Security is not a Restricted

Security and may be issued without such legend thereon. Securities which are issued upon registration of transfer of, or in exchange for, Securities which are not Restricted Securities shall not be Restricted Securities and shall not bear such legend.

          No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04 or 9.06 not involving any transfer.
                              ----    ----

          The Company shall not be required to exchange or register a transfer of any Security (i) during the 15-day period immediately preceding the mailing of any notice of redemption of any Security, (ii) after any notice of redemption has been given to Holders of Securities, except, where such notice provides that such Security is to be redeemed only in part, the Company shall be required to exchange or register a transfer of the portion thereof not to be redeemed, (iii) that has been surrendered for conversion or (iv) as to which a Purchase Notice or Fundamental Change Repurchase Notice has been delivered and not withdrawn, except, where such Purchase Notice or Fundamental Change Repurchase Notice provides that such Security is to be purchased only in part, the Company shall be required to exchange or register a transfer of the portion thereof not to be purchased.

          (b) Beneficial ownership of every Restricted Security shall be subject to the restrictions on transfer provided in the legends required to be set forth on the face of each Restricted Security pursuant to Sections 2.02 and 2.05,
                                                             ----     ----
unless such restrictions on transfer shall be terminated in accordance with this
Section 3.05(b) or Section 3.10. The Holder of each Restricted Security, by such
        -------            ----
Holder's acceptance thereof, agrees to be bound by such restrictions on transfer.

          The restrictions imposed by this Section 3.05 and Sections 2.02, 2.05
                                                   ----              ----  ----
and 3.10 upon the transferability of any particular Restricted Security shall
    ----
cease and terminate upon delivery by the Company to the Trustee of an Officers' Certificate stating that such Restricted Security has been sold pursuant to an effective Resale Registration Statement under the Securities Act or transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto). Any Restricted Security as to which the Company has delivered to the Trustee an Officers' Certificate that such restrictions on transfer shall have expired in accordance with their terms or shall have terminated may, upon surrender of such Restricted Security for exchange to the Security Registrar in accordance with the provisions of this Section 3.05, be exchanged for a new
                                               ----
Security, of like tenor and aggregate Principal Amount, which shall not bear the restrictive legends required by Sections 2.02 and 2.05. The Company shall inform
                                         ----     ----
the Trustee in writing of the effective date of any Resale Registration Statement registering the Securities under the Securities Act. The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned Resale Registration Statement.

          As used in the preceding two paragraphs of this Section 3.05, the term
                                                                  ----
"transfer" encompasses any sale, pledge, transfer or other disposition of any Restricted Security.

          (c) Neither the Trustee nor any of its agents shall (i) have any duty to monitor compliance with or with respect to any federal or state or other securities or tax laws or (ii) have any duty to obtain documentation on any transfers or exchanges other than as specifically required hereunder.

          SECTION 3.06. Mutilated, Destroyed, Lost and Stolen Securities. If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and Principal Amount and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and Principal Amount and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable or has been called for redemption in full, the Company in its discretion may, instead of issuing a new Security, pay such Security.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

          SECTION 3.07. Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal on such Security (and interest, if the Securities have been converted into semi-annual coupon notes) and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          SECTION 3.08. Book-entry Provisions for Global Securities. (a) The Global Securities initially shall (i) be registered in the name of the Depositary or the nominee of such

Depositary, (ii) be delivered to the Trustee as custodian for the Depositary and
(iii) bear legends as set forth on the face of the form of Security in Section 2.02.
----

          Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under the Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of any Holder.

          (b) Transfers of the Global Securities shall be limited to transfers in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in a Global Security may be transferred or exchanged, in whole or in part, for Physical Securities in accordance with the rules and procedures of the Depositary and the provisions of Section 3.10.
                                                                         ----
In addition, Physical Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in the Global Securities if (A) such Depositary has notified the Company (or the Company becomes aware) that the Depositary (i) is unwilling or unable to continue as Depositary for such Global Security or (ii) has ceased to be a clearing agency registered under the Exchange Act when the Depositary is required to be so registered to act as such Depositary and, in both such cases, no successor Depositary shall have been appointed within 90 days of such notification or of the Company becoming aware of such event or (B) there shall have occurred and be continuing an Event of Default with respect to such Global Security and the Outstanding Securities shall have become due and payable pursuant to Section 5.02 and the Trustee
                                                      ----
requests that Physical Securities be issued; provided that Holders of Physical Securities offered and sold in reliance on Rule 144A shall have the right, subject to applicable law, to request that such Securities be exchanged for interests in the applicable Global Security.

          (c) In connection with any transfer or exchange of a portion of the beneficial interest in the Global Security to beneficial owners pursuant to paragraph (b), the Security Registrar shall (if one or more Physical Securities are to be issued) reflect on its books and records the date and a decrease in the Principal Amount of the Global Security in an amount equal to the Principal Amount of the beneficial interest in the Global Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Physical Securities of like tenor and amount.

          (d) In connection with the transfer of the entire Global Security to beneficial owners pursuant to paragraph (b), the Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in the Global Security, an equal aggregate Principal Amount of Physical Securities of authorized denominations and the same tenor.

             (e) Any Physical Security constituting a Restricted Security delivered in exchange for an interest in the Global Security pursuant to paragraph (c) or (d) shall, except as otherwise provided by paragraphs (a)(i)(x) and (c) of Section 3.10, bear the legend regarding transfer restrictions
                   ----
applicable to the Physical Securities set forth on the face of the form of Security in Section 2.02.
                    ----

             (f) The Holder of the Global Securities may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

             SECTION 3.09. Cancellation. The Company at any time may deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold. The Trustee shall cancel and dispose of all Securities surrendered for registration of transfer, exchange, payment, purchase, repurchase, redemption, conversion (pursuant to Article 13 hereof) or cancellation in accordance with its customary practices. If the Company shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation. The Company may not issue new Securities to replace Securities it has paid in full or delivered to the Trustee for cancellation.

             SECTION 3.10. Special Transfer Provisions. (a) Transfers to Non-U.S. Persons. The following provisions shall apply with respect to the registration of any proposed transfer of a Security constituting a Restricted Security to any Non-U.S. Person to which Securities in the form of Global Securities cannot be issued:

                (i) the Security Registrar shall register the transfer of any Security constituting a Restricted Security, whether or not such Security bears the legend required by Sections 2.02 and 2.05, if
                                                            ----     ----
             (x) the requested transfer is after November 27, 2003 or (y) the proposed transferor has delivered to the Security Registrar a certificate substantially in the form of Exhibit A hereto, together
                                                      ---------
             with such other certifications, legal opinions or other information as the Company may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act; and

                (ii) if the proposed transferor is an Agent Member holding a beneficial interest in the Global Security, upon receipt by the Security Registrar of (x) the certificate, if any, required by paragraph (i) above and instructions given in accordance with the Depositary's and the Security Registrar's procedures, whereupon (1) the Security Registrar shall reflect on its books and records the date and (if the transfer does not involve a transfer of outstanding Physical Securities) a decrease in the Principal Amount of the Global Security in an amount equal to the Principal Amount of the beneficial interest in the Global Security to be transferred, and (b) the Company shall execute and the Trustee shall authenticate and deliver one or more Physical Securities of like tenor and amount.

                (b) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of a Security constituting a Restricted Security to a QIB (excluding transfers to Non-U.S. Persons):

                        (i) the Security Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Security stating, or has otherwise advised the Company and the Security Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Security stating, or has otherwise advised the Company and the Security Registrar in writing, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A; and

                        (ii) if the proposed transferee is an Agent Member, and
                the Securities to be transferred consist of Physical Securities which after transfer are to be evidenced by an interest in the Global Security, upon receipt by the Security Registrar of instructions given in accordance with the Depositary's and the Security Registrar's procedures, the Security Registrar shall reflect on its books and records the date and an increase in the Principal Amount of the Global Security in an amount equal to the Principal Amount of the Physical Securities to be transferred, and the Trustee shall cancel the Physical Securities so transferred.

                (c) Private Placement Legend. Upon the registration of transfer, exchange or replacement of Securities not bearing the legends required by Sections 2.02 and 2.05, the Security Registrar shall deliver Securities that do
         ----     ----
not bear such legends. Upon the registration of transfer, exchange or replacement of Securities bearing the legends required by Sections 2.02 and
                                                                   ----
2.05, the Security Registrar shall deliver only Securities that bear such
----
legends unless (i) the circumstance contemplated by paragraph (a)(i)(x) of this
Section 3.10 exists or (ii) there is delivered to the Security Registrar an
        ----
Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

                (d) General. By its acceptance of any Security bearing the legends required by Sections 2.02 and 2.05, each Holder of such a Security
                             ----     ----
acknowledges the restrictions on transfer of such Security set forth in this Indenture and in such legends and agrees that it will transfer such Security only as provided in this Indenture.

                The Security Registrar shall retain, in accordance with its customary procedures, copies of all letters, notices and other written communications received pursuant to this Section 3.10. The Company shall have
                                                 ----
the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Security Registrar.

                                    ARTICLE 4

                           SATISFACTION AND DISCHARGE

                SECTION 4.01. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                (a)  either

                     (i) all Securities theretofore authenticated and delivered
                (other than (A) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in
                Section 3.06 and (B) Securities for whose payment money has
                        ----
                theretofore been deposited with the Trustee in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust as provided in Section 10.03) have been delivered to the Trustee for
                           -----
                cancellation; or

                     (ii) all such Securities not theretofore delivered to the
                Trustee for cancellation have either (A) become due and payable or (B) will become due and payable within 30 days due to their Stated Maturity or due to the Company's election of its right to redeem such Securities and the Company has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness evidenced by such Securities not theretofore delivered to the Trustee for cancellation, for principal and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.07 and, if money shall
                                                        ----
have been deposited with the Trustee pursuant to subclause (ii) of Clause (a) of this Section, the obligations of the Trustee under Section 4.02 and the last
                                                           ----
paragraph of Section 10.03 shall survive.
                     -----

         SECTION 4.02. Application of Trust Money. Subject to the provisions of the last paragraph of Section 10.03, all money deposited with the Trustee
                              -----
pursuant to Section 4.01 shall be held in trust and applied by it, in accordance
                    ----
with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the trustee may determine, to the Persons entitled thereto, of the principal and interest and Additional Amounts, if any, for whose payment such money has been deposited with the Trustee.

                                    ARTICLE 5

                                    REMEDIES

         SECTION 5.01. Events of Default. "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (a) default in the payment of the Principal Amount, Redemption Price, Purchase Price or Fundamental Change Repurchase Price on any Security when it becomes due and payable; or

         (b) default in the payment of interest upon any Security, when such interest becomes due and payable, and continuance of such default for a period of 30 days; or

         (c) default in the performance of any covenant, agreement or condition of the Company in this Indenture or the Securities (other than a default specified in (a) or (b) above), and continuance of such default for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate Principal Amount of the Outstanding Securities a written notice specifying such default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

         (d) failure by the Company to give the Fundamental Change Company Notice; or

         (e) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Company or any of its significant subsidiaries of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Company as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law or (iii) appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

         (f) the commencement by the Company or any of its significant subsidiaries of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

         For purposes of the above, "significant subsidiary" shall have the meaning given to that term in Rule 1-02 of Regulation S-X under the Exchange Act, except that references to income from continuing operations are changed to revenues.

         SECTION 5.02. Acceleration of Maturity; Rescission and Annulment. (a) If an Event of Default (other than those specified in Sections 5.01(e) and
                                                               -------
5.01(f)) occurs and is continuing, then and in every such case the Trustee or
--------
the Holders of not less than 25% in aggregate Principal Amount of the Outstanding Securities may declare the Principal Amount plus accrued and unpaid interest and Additional Amounts, if any, on all the Outstanding Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such Principal Amount plus accrued and unpaid interest and Additional Amounts, if any, shall become immediately due and payable.

         Notwithstanding the foregoing, in the case of an Event of Default specified in Sections 5.01(e) or 5.01(f), the Principal Amount plus accrued and
                      -------    -------
unpaid interest and Additional Amounts, if any, on all Outstanding Securities will ipso facto become due and payable without any declaration or other Act on the part of the Trustee or any Holder.

         (b) At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate Principal Amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                    (i) the Company has paid or deposited with the Trustee a sum sufficient to pay

                         (A) all overdue interest on all Securities,

                         (B) the Principal Amount plus accrued and unpaid
                    interest and Additional Amounts, if any, Redemption Price, Purchase Price or Fundamental Change Repurchase Price, as applicable, on any Securities which have become due otherwise than by such declaration of acceleration, and

                         (C) all sums paid or advanced by the Trustee hereunder
                    and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07; and
                                                                ----

                    (ii) all Events of Default, other than the non-payment of
               the Principal Amount plus accrued and unpaid interest and Additional Amounts, if any, on Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.
                                             ----

               No such rescission shall affect any subsequent default or impair any right consequent thereon.

               SECTION 5.03. Collection of Indebtedness and Suits for Enforcement by Trustee. The Company covenants that if:

                    (i) default is made in the payment of any interest on any Security when such interest becomes due and payable, and such default continues for a period of 30 days, or

                    (ii) default is made in the payment of the Principal Amount plus accrued and unpaid interest and Additional Amounts, if any, at the Maturity thereof or in the payment of the Redemption Price, the Purchase Price or the Fundamental Change Repurchase Price in respect of any Security, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

               If an Event of Default with respect to the Securities occurs and is continuing, the Trustee shall, subject to applicable law, proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem appropriate, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

               SECTION 5.04. Trustee May File Proofs of Claim. In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 6.07.
                                      ----

               No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

               SECTION 5.05. Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07, be for the ratable benefit of the
                                      ----
Holders of the Securities in respect of which such judgment has been recovered.

               SECTION 5.06. Application of Money Collected. Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money to Holders, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

               FIRST: To the payment of all amounts due the Trustee under
          Section 6.07; and
                  ----

               SECOND: To the payment of the amounts then due and unpaid on the Securities for the Principal Amount, Redemption Price, Purchase Price, Fundamental Change Repurchase Price or interest and Additional Amounts, if any, as the case may be, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities.

               SECTION 5.07. Limitation on Suits. No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder (other than in the case of an Event of Default specified in Section 5.01(a) or 5.01(b)), unless:

                     (i) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                     (ii) the Holders of not less than 25% in aggregate Principal Amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                     (iii) such Holder or Holders have offered to the Trustee
               reasonably satisfactory indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                     (iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                     (v) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate Principal Amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

               SECTION 5.08. Unconditional Right of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of the Principal Amount, Redemption Price, Purchase Price, Fundamental Change Repurchase Price or interest and Additional Amounts, if any, in respect of the Securities held by such Holder, on or after the respective due dates expressed in the Securities or any Redemption Date, Purchase Date or Fundamental Change Purchase Date, as applicable, and to convert the Securities in accordance with Article 13, or to bring suit for the enforcement of any such payment on or after such respective dates or the right to convert, shall not be impaired or affected adversely without the consent of such Holder.

               SECTION 5.09. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

               SECTION 5.10. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.06, no right or
                                                           ----
remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

               SECTION 5.11. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

               SECTION 5.12. Control by Holders. The Holders of a majority in Principal Amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that:

                    (i) such direction shall not be in conflict with any rule of law or with this Indenture, and

                    (ii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

               SECTION 5.13. Waiver of Past Defaults. The Holders of not less than a majority in Principal Amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default:

                    (i)  Described in Section 5.01(a) or (b), or
                                             --------------

                    (ii) in respect of a covenant or provision hereof which
               under Article 9 cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

               Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

               SECTION 5.14. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, in either case in respect of the Securities, a court may require any party litigant in such suit to file an undertaking to pay the costs of the suit, and the court may assess reasonable costs, including reasonable attorney's fees, against any party litigant in the suit having due regard to the merits and good faith of the claims or defenses made by the party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in Principal Amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the Principal Amount or interest on any Security on or after Maturity of such Security, the Redemption Price, the Purchase Price or the Fundamental Change Purchase Price.

               SECTION 5.15. Waiver of Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay, or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                    ARTICLE 6

                                   THE TRUSTEE

               SECTION 6.01. Certain Duties and Responsibilities. The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. In case an Event of Default with respect to the Securities has occurred (which has not been cured or waived), the Trustee shall exercise the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

               SECTION 6.02. Notice of Defaults. The Trustee shall give the Holders notice of any default hereunder within 60 days after the occurrence thereof; provided, that in the case of any default in the payment of Principal Amount or interest on any of the Securities, Redemption Price, Purchase Price or Fundamental Change Repurchase Price, the Trustee shall be protected in withholding such notice if and so long as a trust committee of directors or trustees and/or a Responsible Officer of the Trustee in good faith determines that the withholding of such notice is in the interest of the holders of Securities. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

           SECTION 6.03. Certain Rights of Trustee. Subject to the provisions of
Section 6.01:
        ----

           (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

           (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution;

           (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

           (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

           (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonably satisfactory security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

           (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

           (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

           (h) the Trustee shall not be charged with knowledge of any Default or Event of Default with respect to the Securities unless either (i) a Responsible Officer shall have actual knowledge of such Default or Event of Default or (ii) written notice of such Default or Event of Default shall have been given to the Trustee by the Company or any other obligor on such Securities or by any Holder of such Securities;

           (i) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

           (j) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder, and

           (k) the Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

           SECTION 6.04. Not Responsible for Recitals. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

           SECTION 6.05. May Hold Securities. The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.08 and 6.13, may otherwise deal with the Company with the same rights
         ----     ----
it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

           SECTION 6.06. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

           SECTION 6.07. Compensation and Reimbursement. The Company agrees:

                (i) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                (ii) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

               (iii) to indemnify the Trustee and any predecessor Trustee for, and to hold it harmless against, any loss, liability or expense including taxes (other than taxes based upon, measured by or determined by the income of the Trustee) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the reasonable costs and expenses of defending itself against any claim (whether assessed by the Company, by any Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder.

           The obligations of the Company under this Section 6.07 shall survive
                                                             ----
the resignation or removal of the Trustee and the satisfaction and discharge of this Indenture. To secure the Company's payment obligations in this Section 6.07, the Trustee shall have a Lien prior to the Securities on all money or
----
property held or collected by the Trustee, except that held in trust to pay principal and interest on the Securities. Such Lien shall survive the resignation or removal of the Trustee and the satisfaction and discharge of this Indenture. When the Trustee incurs expenses or renders services after a Default or an Event of Default specified in Sections 5.01(e) or 5.01(f) hereof occurs,
                                             -------    -------
the expenses and the compensation for the services (including, the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under U.S. Code, Title 11 or any other similar foreign, federal or state law for the relief of debtors.

           SECTION 6.08. Disqualification; Conflicting Interests. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

           SECTION 6.09. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

           SECTION 6.10. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.
                                                   ----

           (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction at the expense of the Trustee for the appointment of a successor Trustee.

           (c) The Trustee may be removed at any time by Act of the Holders of majority in Principal Amount of the Outstanding Securities, delivered to the Trustee and to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the notice of removal, the Trustee being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities.

           (d)  If at any time:

                (i)   the Trustee shall fail to comply with Section 6.08 after
                                                                    ----
           written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                (ii)  the Trustee shall cease to be eligible under Section 6.09
                                                                           ----
           and shall fail to resign after written request therefor by the Company or by any such Holder, or

                (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or

                (iv) a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company by a Company Order may remove the Trustee, or (B) subject to Section 5.14, any Holder who has been a bona fide
                                   ----
Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

           (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Company Order, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in Principal Amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the

Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

           (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 1.06. Each notice shall include the
                                          ----
name of the successor Trustee and the address of its Corporate Trust Office.

           SECTION 6.11. Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

           No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

           SECTION 6.12. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

           SECTION 6.13. Preferential Collection of Claims Against. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

                                   ARTICLE 7

                      HOLDERS' LISTS AND REPORTS BY TRUSTEE

           SECTION 7.01. Company to Furnish Trustee Names and Addresses of Holders. The Company will furnish or cause to be furnished to the Trustee:

                (i) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

                (ii) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar; provided, however, that no such list need be furnished so long as the Trustee is acting as Security Registrar.

           SECTION 7.02. Preservation of Information; Communications to Holders.
(a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and
                                                     ----
addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 7.01 upon receipt of a new list so furnished.
        ----

           (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

           (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

           SECTION 7.03. Reports by Trustee. (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. Reports so required to be transmitted at stated intervals of not more than 12 months shall be transmitted no later than May 15 in each calendar year, commencing in May 2002. Each such report shall be dated as of a date not more than 60 days of the date of transmission.

           (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when the Securities are listed on any stock exchange.

                SECTION 7.04. Reports by Company. The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission. In the event the Company is not subject to Section 13 or 15(d) of the Exchange Act, it shall file with the Trustee upon request the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates). It is expressly understood that materials transmitted electronically by the Company to the Trustee shall be deemed filed with the Trustee for purposes of this Section 7.04.
----


                                   ARTICLE 8

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

                SECTION 8.01. Company May Consolidate, Etc., Only on Certain Terms. The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

                        (i) in case the Company shall consolidate with or merge with another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, either the Company shall be the continuing Person or the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, limited liability company, partnership or trust (the "Surviving Entity"), shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and the Surviving Entity shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form and substance reasonably satisfactory to the Trustee, the due and punctual payment of the principal of and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed;

                        (ii) immediately after giving effect to a transaction described in (i), no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

                    (iii) the Company or the Surviving Entity has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article.

                SECTION 8.02. Successor Substituted. Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 8.01, the successor
                                                        ----
Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.


                                   ARTICLE 9

                             SUPPLEMENTAL INDENTURES

                SECTION 9.01. Supplemental Indentures Without Consent of Holders. Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                    (i) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                    (ii) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

                    (iii) to add any additional Events of Default for the
                benefit of the Holders; or

                    (iv) to cure any ambiguity or defect, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided that such action pursuant to this Clause (d) shall not adversely affect the interests of the Holders in any material respect; or

                    (v) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities any property or assets; or

                    (vi) to evidence the succession of another corporation to the Company, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to the Section 8.01; or
                                        ----

                    (vii) to comply with any requirements of the Commission in connection with the qualification of this Indenture under the Trust Indenture Act; or

                    (viii) make any change that does not adversely affect the
                rights of any Holder.

                SECTION 9.02. Supplemental Indentures with Consent of Holders. With the consent of the Holders of not less than a majority in Principal Amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                    (i) make any change in the Regular Record Dates or Interest Payment Dates or rate of interest or extend the time for payment of interest, if any, on any Security; or

                    (ii) reduce the Principal Amount of or extend the Stated Maturity of any Security; or

                    (iii) reduce the Redemption Price, Purchase Price or Fundamental Change Repurchase Price of any Security; or

                    (iv) make any Security payable in money or securities other than that stated in the Security; or

                    (v) make any change that adversely affects the right to convert any Security; or

                    (vi) make any change that adversely affects the right to require the Company to purchase the Securities in accordance with the terms thereof and this Indenture; or

                    (vii) impair the right to receive payment with respect to a Security or the right to institute suit for the enforcement of any payment or conversion, with respect to the Securities; or

                    (viii) reduce the percentage in Principal Amount of the
                Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture; or

                    (ix) modify any of the provisions of this Section or Section
                5.13, except to increase any such percentage or to provide that
                ----
                certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

                It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                SECTION 9.03. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, in addition
                    ----
to the documents required by Section 1.02, an Opinion of Counsel stating that
                                     ----
the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                SECTION 9.04. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                SECTION 9.05. Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

                SECTION 9.06. Reference in Securities to Supplemental Indentures. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article shall bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.


                                   ARTICLE 10

                                    COVENANTS

                SECTION 10.01. Payments. The Company shall duly and punctually make all payments in respect of the Securities in accordance with the terms of the Securities and this Indenture.

                SECTION 10.02. Maintenance of Office or Agency. The Company shall maintain in the Borough of Manhattan, The City of New York, an office or agency where

Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served, which shall initially be the Corporate Trust Office of the Trustee. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          The Company may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, The City of New
York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

          SECTION 10.03. Money for Security Payments to Be Held in Trust. If the Company shall at any time act as its own Paying Agent, it shall, on or before each due date of any payment in respect of any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to make the payment so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and shall promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of any payment in respect of any Securities, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          The Company shall cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (ii) during the continuance of any default by the Company (or any other obligor upon the Securities) in the making of any payment in respect of the Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent as such.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the making of payments in respect of any Security and remaining unclaimed for two years after such payment has become due shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining shall be repaid to the Company.

          SECTION 10.04. Statement by Officers as to Default. The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

          SECTION 10.05. Existence. Subject to Article 8, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

          SECTION 10.06. Reports and Delivery of Certain Information. Whether or not required by the rules and regulations of the Commission, so long as any Securities are outstanding, the Company shall furnish to the Trustee (i) all quarterly and annual financial information that is substantially equivalent to that which would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if the Company were required to file such Forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" section and, with respect to the annual information only, a report thereon by the Company's certified independent accountants and (ii) all reports that are substantially equivalent to that which would be required to be filed with the Commission on Form 8-K if the Company were required to file such reports; provided that in each case the delivery of materials to the Trustee by electronic means shall be deemed to be "furnished" to the Trustee for purposes of this Section 10.06. In addition, whether or not required by the rules and
                -----
regulations of the Commission, the Company shall file a copy of all such information with the Commission for public availability (unless the Commission will not accept such a filing) and make such information available to investors who request it in writing. So long as any of the Securities remain Outstanding, the Company shall make available to any prospective purchaser of Securities or beneficial owner of Securities in connection with any sale thereof the information required by Rule 144A(d)(4) under the Securities Act, until the earlier of (a) such time as the

Holders thereof have disposed of such Securities pursuant to an effective Resale Registration Statement under the Securities Act and (b) November 27, 2003.

          SECTION 10.07. Resale of Certain Securities. During the period beginning on the Issue Date and ending on the date that is two years from the Issue Date, the Company shall not, and shall not permit any of its "affiliates" (as defined under Rule 144 under the Securities Act or any successor provision thereto) to, resell any Securities which constitute "restricted securities" under Rule 144 that have been reacquired by any of them. The Trustee shall have no responsibility in respect of the Company's performance of its agreement in the preceding sentence.

          SECTION 10.08. Book-Entry System. If the Securities cease to trade in the Depositary's book-entry settlement system, the Company covenants and agrees that it shall use reasonable efforts to make such other book-entry arrangements that it determines are reasonable for the Securities.

          SECTION 10.09. Tax Treatment of Securities. The Company, and by purchasing a beneficial ownership interest in the Securities each Holder of Securities, will be deemed to have agreed, for United States federal income tax purposes, (i) to treat the Securities as indebtedness that is subject to Treasury Regulation (S) 1.1275-4 (the "Contingent Payment Debt Regulations") and, for purposes of the Contingent Payment Debt Regulations, to treat the fair market value of any stock beneficially received by a Holder upon any conversion of the Securities as a contingent payment and (ii) to be bound by the Company's determination of the comparable yield and projected payment schedule, within the meaning of the Contingent Payment Debt Regulations, with respect to the Securities. A Holder of Securities may obtain the issue price, issue date, amount of original issue discount, yield to maturity, comparable yield and projected payment schedule by submitting a written request to the Company at the following address: Investor Relations Department, Agilent Technologies, Inc., 395 Page Mill Road, Palo Alto, CA 94306.

          SECTION 10.10. Additional Amounts under the Registration Rights Agreement. If at any time Additional Amounts become payable by the Company pursuant to the Registration Rights Agreement, the Company shall promptly deliver to the Trustee a certificate to that effect and stating (i) the amount of such Additional Amounts that are payable and (ii) the date on which such Additional Amounts are payable pursuant to the terms of the Registration Rights Agreement. Unless and until a Responsible Officer of the Trustee receives such a certificate, the Trustee may assume without inquiry that no Additional Amounts are payable. If the Company has paid Additional Amounts directly to the Persons entitled to such Additional Amounts, the Company shall deliver to the Trustee a certificate setting forth the particulars of such payment.


                                   ARTICLE 11

                            REDEMPTION AND PURCHASES

          SECTION 11.01. Right to Redeem; Notices to Trustee. The Company, at its option, may redeem the Securities in accordance with the provisions of the Securities and the Indenture. If the Company elects to redeem Securities, it shall notify the Trustee in writing of the Redemption Date, the Principal Amount of Securities to be redeemed and the Redemption Price.

          The Company shall give the notice to the Trustee provided for in this
Section 11.01 by a Company Order, at least 45 days before the Redemption Date
        -----
(unless a shorter notice shall be satisfactory to the Trustee).

          SECTION 11.02. Selection of Securities to Be Redeemed. If less than all the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed pro rata or by lot or by any other method the Trustee considers fair and appropriate (so long as such method is not prohibited by the rules of any stock exchange on which the Securities are then listed). The Trustee shall make the selection within 7 days from its receipt of the notice from the Company delivered pursuant to the second paragraph of Section 11.01 from Outstanding Securities not previously called for redemption.

          Securities and portions of them the Trustee selects shall be in Principal Amounts of $1,000 or integral multiples of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of Securities to be redeemed.

          If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed may be treated by the Trustee as outstanding for the purpose of such selection.

          SECTION 11.03. Notice of Redemption. At least 15 days but not more than 60 days before a Redemption Date, the Company shall mail a notice of redemption by first-class mail, postage prepaid, to each Holder of Securities to be redeemed.

          The notice shall identify the Securities to be redeemed and shall state:

              (i)   the Redemption Date;

              (ii)  the Redemption Price;

              (iii) the Conversion Price;

              (iv)  the name and address of the Paying Agent and Conversion
          Agent;

              (v) that Securities called for redemption may be converted at any time before the close of business on the Business Day immediately preceding the Redemption Date;

               (vi) that Holders who want to convert Securities must satisfy the requirements set forth therein and in this Indenture;

               (vii) that Securities called for redemption must be surrendered to the Paying Agent for cancellation to collect the Redemption Price;

               (viii) if fewer than all the outstanding Securities are to be redeemed, the certificate number and Principal Amounts of the particular Securities to be redeemed;

               (ix) that, unless the Company defaults in making payment of such Redemption Price, interest on Securities called for redemption will cease to accrue on and after the Redemption Date; and

               (x)    the CUSIP number of the Securities.

          At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense, provided that the Company makes such request at least three Business Days prior to the proposed date of mailing of such notice of redemption.

          SECTION 11.04. Effect of Notice of Redemption. Once notice of redemption is given, Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price stated in the notice except for Securities which are converted in accordance with the terms of this Indenture. Upon surrender to the Paying Agent, such Securities shall be paid at the Redemption Price stated in the notice.

          SECTION 11.05. Deposit of Redemption Price. Prior to 10:00 a.m. (New York City Time) on a Redemption Date, the Company shall deposit with the Paying Agent (or if the Company or a Subsidiary or an Affiliate of either of them is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the Redemption Price of all Securities to be redeemed on that date other than Securities or portions of Securities called for redemption which on or prior thereto have been delivered by the Company to the Trustee for cancellation or have been converted. The Paying Agent shall as promptly as practicable return to the Company any money not required for that purpose because of conversion of Securities pursuant to Article 13. If such money is then held by the Company in trust and is not required for such purpose it shall be discharged from such trust.

          SECTION 11.06. Securities Redeemed in Part. Upon surrender of a Security that is redeemed in part, the Company shall execute and the Trustee shall authenticate and deliver to the Holder a new Security in an authorized denomination equal in principal amount to the unredeemed portion of the Security surrendered.

          SECTION 11.07. Conversion Arrangement on Call for Redemption. In connection with any redemption of Securities, the Company may arrange for the purchase and conversion of any Securities called for redemption by an agreement with one or more investment bankers or other purchasers to purchase such Securities by paying to the Trustee in trust for the Securityholders, on or prior to 10:00 a.m. New York City time on the Redemption Date, an amount that, together with any amounts deposited with the Trustee by the Company for the redemption of such Securities, is not less than the Redemption Price of such Securities. Notwithstanding anything to the contrary contained in this Article 11, the obligation of the Company to pay the Redemption Price of such Securities shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, any Securities not duly surrendered for conversion by the Holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such Holders and (notwithstanding anything to the contrary contained in Article 13) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the Business Day prior to the Redemption Date, subject to payment of the above amount as aforesaid. The Trustee shall hold and pay to the Holders whose Securities are selected for redemption any such amount paid to it for purchase and conversion in the same manner as it would moneys deposited with it by the Company for the redemption of Securities. Without the Trustee's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Company agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Securities between the Company and such purchasers, including the costs and expenses incurred by the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.

             SECTION 11.08. Purchase of Securities at Option of the Holder.

             (a) General. Securities shall be purchased by the Company pursuant
                 -------
to the terms thereof as of December 1, 2006, December 1, 2011 and December 1, 2016 (each, a "Purchase Date"), at the applicable Purchase Price, at the option of the Holder thereof, upon:

                 (1) delivery to the Paying Agent by the Holder of a written notice of purchase (a "Purchase Notice"), substantially in the form of Exhibit B hereto, at any time from the opening of business on
                ---------
             the date that is 30 days prior to a Purchase Date until the close of business on the date that is 5 Business Days prior to such Purchase Date stating:

                     (A) the certificate number of the Security which the Holder will deliver to be purchased,

                     (B) the portion of the Principal Amount of the Security which the Holder will deliver to be purchased, which portion must be in a Principal Amount of $1,000 or integral multiples thereof, and

                     (C) that such Security shall be purchased as of the Purchase Date pursuant to the terms and conditions specified in the Securities and in this Indenture; and

                 (2) delivery of such Security to the Paying Agent for
             cancellation prior to, on or after the Purchase Date (together with all necessary endorsements) at the offices of the Paying Agent, such delivery being a condition to receipt by the Holder of the Purchase Price therefor; provided, however, that such Purchase Price shall be so paid pursuant to this Section 11.08 only if the Security so
                                           -----
                  delivered to the Paying Agent shall conform in all respects to the description thereof in the related Purchase Notice.

                  The Company shall purchase from the Holder thereof, pursuant to this Section 11.08, a portion of a Security if the Principal Amount of such
                -----
portion is $1,000 or an integral multiple of $1,000 if so requested by the Holder. Provisions of this Indenture that apply to the purchase of all of a Security also apply to the purchase of such portion of such Security.

                  Any purchase by the Company contemplated pursuant to the provisions of this Section 11.08 shall be consummated by the delivery of the
                           -----
consideration to be received by the Holder promptly following the later of the Purchase Date and the time of delivery of the Security.

                  Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent the Purchase Notice contemplated by this Section 11.08(a) shall have the right to withdraw such Purchase Notice at any time prior
--------
to the close of business on the Business Day prior to the Purchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 11.10.
             -----

                  The Paying Agent shall promptly notify the Company of the receipt by it of any Purchase Notice or written notice of withdrawal thereof.

                  (b) Payment of Purchase Price. The Securities to be purchased
                      -------------------------
pursuant to Section 11.08(a) shall be paid for in cash.
                    --------

                  (c) Company Notice. The Company shall deliver a notice (the
                      --------------
"Company Notice") to Holders (and to beneficial owners as required by applicable law) not less than 30 days prior to such Purchase Date (the "Company Notice Date"). The Company Notice shall include a form of Purchase Notice to be completed by a Securityholder and shall state:

                      (i) the Purchase Price and the Conversion Price applicable on the Company Notice Date;

                      (ii) the name and address of the Paying Agent and the Conversion Agent;

                      (iii) that Securities as to which a Purchase Notice has been given by the Holder may be converted pursuant to Article 13 hereof only if the applicable Purchase Notice has been withdrawn in accordance with the terms of this Indenture;

                      (iv) that Securities must be surrendered to the Paying Agent for cancellation to collect payment;

                      (v) that the Purchase Price for any security as to which a Purchase Notice has been given and not withdrawn will be paid promptly following the later of the Purchase Date and the time of surrender of such Security as described in (iv);

                      (vi) the procedures the Holder must follow to exercise rights under Section 11.08 and a brief description of those rights;
                             -----

                      (vii)  the conversion rights of the Securities;

                      (viii) the procedures for withdrawing a Purchase Notice;

                      (ix) that, unless the Company defaults in making payment of such Purchase Price, interest on Securities covered by any Purchase Notice will cease to accrue on and after the Purchase Date; and

                      (x)    the CUSIP number of the Securities.

             At least three Business Days before the Company Notice Date, the Company shall deliver an Officers' Certificate to the Trustee specifying whether the Company desires the Trustee to give the Company Notice. At the Company's request, the Trustee shall give such Company Notice in the Company's name and at the Company's expense; provided, however, that, in all cases, the text of such Company Notice shall be prepared by the Company.

             (d)      Procedure upon Purchase. The Company shall deposit cash at
                      -----------------------
the time and in the manner as provided in Section 11.11, sufficient to pay the
                                                  -----
aggregate Purchase Price of all Securities to be purchased pursuant to this
Section 11.08.
        -----

             SECTION 11.09. Repurchase of Securities at Option of the Holder upon Fundamental Change.

             (a)      General. If prior to December 1, 2021 there shall have
                      -------
occurred a Fundamental Change, Securities shall be purchased by the Company, at the Fundamental Change Repurchase Price on a date that is not less than 25 days nor more than 35 days after the date of the mailing of the Fundamental Change Company Notice under Section 11.09(c) (the "Fundamental Change Repurchase
                             --------
Date"), at the option of the Holder thereof, upon:

                      (1) delivery to the Paying Agent by the Holder of a written notice of purchase (a "Fundamental Change Repurchase Notice"), substantially in the form of Exhibit C hereto, at any time from the
                                     ---------
        opening of business on the date of the Fundamental Change Company Notice (as defined below) until the close of business on a date that is 5 Business Days prior to the Fundamental Change Repurchase Date stating:

                             (A) the certificate number of the Security which the Holder will deliver to be purchased,

                                    (B) the portion of the Principal Amount of
                           the Security which the Holder will deliver to be purchased, which portion must be in a Principal Amount of $1,000 or integral multiples thereof, and

                                    (C) that such Security shall be purchased as
                           of the Fundamental Change Repurchase Date pursuant to the terms and conditions specified in the Securities and in this Indenture; and

                           (2) delivery of such Security to the Paying Agent for cancellation prior to, on or after the Fundamental Change Repurchase Date (together with all necessary endorsements) at the offices of the Paying Agent, such delivery being a condition to receipt by the Holder of the Fundamental Change Repurchase Price therefor; provided, however, that such Fundamental Change Repurchase Price shall be so paid pursuant to this Section 11.09 only if the Security
                                                      -----
                  so delivered to the Paying Agent shall conform in all respects to the description thereof in the related Fundamental Change Repurchase Notice.

                  The Company shall purchase from the Holder thereof, pursuant to this Section 11.09, a portion of a Security if the Principal Amount of such
                -----
portion is $1,000 or an integral multiple of $1,000 if so requested by the Holder. Provisions of this Indenture that apply to the purchase of all of a Security also apply to the purchase of such portion of such Security.

                  Any purchase by the Company contemplated pursuant to the provisions of this Section 11.09 shall be consummated by the delivery of the
                           -----
consideration to be received by the Holder promptly following the later of the Fundamental Change Repurchase Date and the time of delivery of the Security.

                  Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent the Fundamental Change Repurchase Notice contemplated by this Section 11.09(a) shall have the right to withdraw such
                             --------
Fundamental Change Repurchase Notice at any time prior to the close of business on the Business Day prior to the Fundamental Change Repurchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 11.10.
-----

                  The Paying Agent shall promptly notify the Company of the receipt by it of any Fundamental Change Repurchase Notice or written notice of withdrawal thereof.

                  A "Fundamental Change" shall be deemed to have occurred at such time as any of the following events shall occur:

                           (i)      there is a Change in Control; or

                           (ii) the common stock into which the Securities are convertible is neither listed for trading on a United States national securities exchange nor approved for trading on the Nasdaq National Market System or another established automated over-the-counter trading market in the United States.

                  A "Change in Control" shall be deemed to have occurred when
(i) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of shares representing more than 50% of the combined voting power of the then outstanding securities entitled to vote generally in elections of directors of the Company (the "Voting Stock"); (ii) approval by stockholders of the Company of any plan or proposal for the liquidation, dissolution or winding up of the Company; (iii) the Company (A) consolidates with or merges into any other Person or any other Person merges into the Company, and in the case of any such transaction, the outstanding Common Stock of the Company is changed or exchanged into other assets or securities as a result, unless the stockholders of the Company immediately before such transaction own, directly or indirectly immediately following such transaction, more than 50% of the combined voting power of the outstanding voting securities of the corporation resulting from such transaction in substantially the same proportion as their ownership of the Voting Stock immediately before such transaction, or (B) conveys, transfers or leases all or substantially all of its assets to any Person; or (iv) any time Continuing Directors do not constitute a majority of the Board of Directors of the Company (or, if applicable, a successor Person to the Company); provided that a Change in Control shall not be deemed to have occurred if either (x) the Closing Price (as defined in Section 13.05(h)(1) hereof) of the Common Stock for any 5 Trading
                       -----------
Days during the 10 Trading Days immediately preceding the Change in Control is at least equal to 105% of the Conversion Price in effect on the date on which the Change in Control occurs or (y) in the case of a merger or consolidation otherwise constituting a Change in Control, all of the consideration (excluding cash payments for fractional shares) in such merger or consolidation constituting the Change in Control consists of common stock traded on a United States national securities exchange or quoted on the Nasdaq National Market System (or which will be so traded or quoted when issued or exchanged in connection with such Change in Control) and as a result of such transaction or transactions the Securities become convertible solely into such common stock.

                  (b) Payment of Fundamental Change Repurchase Price. The
                      ----------------------------------------------
Securities to be purchased pursuant to Section 11.09(a) shall be paid
                                               --------
for in cash.

                  (c) Notice of Fundamental Change. Within 15 days after the
                      ----------------------------
occurrence of a Fundamental Change, the Company shall mail a written notice of Fundamental Change (the "Fundamental Change Company Notice") by first-class mail to the Trustee and to each Holder (and to beneficial owners as required by applicable law). The notice shall include a form of Fundamental Change Repurchase Notice to be completed by the Securityholder and shall state:

                      (i) the events causing a Fundamental Change and the date of such Fundamental Change;

                      (ii) the date by which the Fundamental Change Repurchase Notice pursuant to this Section 11.09 must be given;
                                                  -----

                      (iii) the Fundamental Change Repurchase Date;

                      (iv)  the Fundamental Change Repurchase Price;

                    (v) the name and address of the Paying Agent and the Conversion Agent;

                    (vi) the Conversion Price applicable on the Fundamental Change Company Notice Date and any adjustments thereto;

                    (vii) that Securities as to which a Fundamental Change Repurchase Notice has been given may be converted pursuant to
                Article 13 hereof only if the Fundamental Change Repurchase Notice has been withdrawn in accordance with the terms of this Indenture;

                    (viii) that Securities must be surrendered to the Paying Agent for cancellation to collect payment;

                    (ix) that the Fundamental Change Repurchase Price for any Security as to which a Fundamental Change Repurchase Notice has been duly given and not withdrawn will be paid promptly following the later of the Fundamental Change Repurchase Date and the time of surrender of such Security as described in
                (viii);

                    (x) the procedures the Holder must follow to exercise rights under this Section 11.09;
                                          -----

                    (xi)    the conversion rights of the Securities;

                    (xii) the procedures for withdrawing a Fundamental Change Repurchase Notice;

                    (xiii) that, unless the Company defaults in making payment of such Fundamental Change Repurchase Price, interest on Securities covered by any Fundamental Change Repurchase Notice will cease to accrue on and after the Fundamental Change Repurchase Date; and

                    (xiv)   the CUSIP number of the Securities.

                At the Company's request, the Trustee shall give such Fundamental Change Company Notice in the Company's name and at the Company's expense; provided, however, that, in all cases, the text of such Fundamental Change Company Notice shall be prepared by the Company.

                (d)  Procedure upon Purchase. The Company shall deposit cash, at
                     -----------------------
the time and in the manner as provided in Section 11.11, sufficient to pay the
                                                  -----
aggregate Fundamental Change Repurchase Price of all Securities to be purchased pursuant to this Section 11.09.
                         -----

                SECTION 11.10. Effect of Purchase Notice or Fundamental Change Repurchase Notice. Upon receipt by the Paying Agent of the Purchase Notice or Fundamental Change Repurchase Notice specified in Section 11.08(a) or Section
                                                          --------
11.09(a), as applicable, the Holder of the Security in respect of which such
--------
Purchase Notice or Fundamental Change Repurchase Notice, as the case may be, was given shall (unless such Purchase Notice or Fundamental

Change Repurchase Notice is withdrawn as specified in the following two paragraphs) thereafter be entitled to receive solely the Purchase Price or Fundamental Change Repurchase Price, as the case may be, with respect to such Security. Such Purchase Price or Fundamental Change Repurchase Price shall be paid to such Holder, subject to receipt of funds by the Paying Agent, promptly following the later of (x) the Purchase Date or the Fundamental Change Repurchase Date, as the case may be, with respect to such Security (provided the conditions in Section 11.08(a) or Section 11.09(a), as applicable, have been
                      --------            --------
satisfied) and (y) the time of delivery of such Security to the Paying Agent by the Holder thereof in the manner required by Section 11.08(a) or Section
                                                     --------
11.09(a), as applicable. Securities in respect of which a Purchase Notice or
--------
Fundamental Change Repurchase Notice, as the case may be, has been given by the Holder thereof may not be converted pursuant to Article 13 hereof on or after the date of the delivery of such Purchase Notice or Fundamental Change Repurchase Notice, as the case may be, unless such Purchase Notice or Fundamental Change Repurchase Notice, as the case may be, has first been validly withdrawn as specified in the following two paragraphs.

                A Purchase Notice or Fundamental Change Repurchase Notice, as the case may be, may be withdrawn by means of a written notice of withdrawal delivered to the office of the Paying Agent in accordance with the procedures set forth in the Company Notice or Fundamental Change Company Notice, as the case may be, at any time prior to the close of business on the Business Day prior to the Purchase Date or the Fundamental Change Repurchase Date, as the case may be, specifying:

                    (i) the certificate number of the Security in respect of which such notice of withdrawal is being submitted,

                    (ii) the Principal Amount of the Security with respect to which such notice of withdrawal is being submitted, and

                    (iii) the Principal Amount, if any, of such Security which remains subject to the original Purchase Notice or Fundamental Change Repurchase Notice, as the case may be, and which has been or will be delivered for purchase or repurchase by the Company.

                There shall be no purchase of any Securities pursuant to Section
11.08 or 11.09 if there has occurred (prior to, on or after, as the case may be,
-----    -----
the giving, by the Holders of such Securities, of the required Purchase Notice or Fundamental Change Repurchase Notice, as the case may be) and is continuing an Event of Default (other than a default in the payment of the Purchase Price or Fundamental Change Repurchase Price, as the case may be, with respect to such Securities). The Paying Agent will promptly return to the respective Holders thereof any Securities (x) with respect to which a Purchase Notice or Fundamental Change Repurchase Notice, as the case may be, has been withdrawn in compliance with this Indenture, or (y) held by it during the continuance of an Event of Default (other than a default in the payment of the Purchase Price or Fundamental Change Repurchase Price, as the case may be, with respect to such Securities) in which case, upon such return, the Purchase Notice or Fundamental Change Repurchase Notice with respect thereto shall be deemed to have been withdrawn.

                SECTION 11.11. Deposit of Purchase Price or Fundamental Change Repurchase Price. Prior to 10:00 a.m. (local time in The City of New York) on the Business Day following the Purchase Date or the Fundamental Change Repurchase Date, as the case may be, the Company shall deposit with the Trustee or with the Paying Agent (or, if the Company or a Subsidiary or an Affiliate of either of them is acting as the Paying Agent, shall segregate and hold in trust as provided herein) an amount of money (in immediately available funds if deposited on such Business Day) sufficient to pay the Purchase Price or the Fundamental Change Repurchase Price, as the case may be, of all the Securities or portions thereof which are to be purchased as of the Purchase Date or the Fundamental Change Repurchase Date, as applicable. The Company shall promptly notify the Trustee in writing of the amount of any deposits of cash made pursuant to this Section.

                SECTION 11.12. Securities Purchased or Repurchased in Part. Any Security which is to be purchased or repurchased only in part shall be surrendered at the office of the Paying Agent (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate Principal Amount equal to, and in exchange for, the portion of the Principal Amount of the Security so surrendered which is not purchased.

                SECTION 11.13. Covenant to Comply With Securities Laws Upon Purchase or Repurchase of Securities. In connection with any offer to purchase or repurchase or purchase or repurchase of Securities under Section 11.08 or
                                                                    -----
11.09 hereof (provided that such offer or purchase or repurchase constitutes an
-----
"issuer tender offer" for purposes of Rule 13e-4 (which term, as used herein, includes any successor provision thereto) under the Exchange Act at the time of such offer or purchase), the Company shall (i) comply with Rule 13e-4 and Rule 14e-1 under the Exchange Act, (ii) file the related Schedule TO (or any successor schedule, form or report) under the Exchange Act, and (iii) otherwise comply with all Federal and state securities laws so as to permit the rights and obligations under Sections 11.08 and 11.09 to be exercised in the time and in
                           -----     -----
the manner specified in Sections 11.08 and 11.09.
                                 -----     -----

                SECTION 11.14. Repayment to the Company. The Trustee and the Paying Agent shall return to the Company any cash that remains unclaimed, together with interest or dividends, if any, thereon, held by them for the payment of the Purchase Price or Fundamental Change Repurchase Price, as the case may be; provided, however, that to the extent that the aggregate amount of cash deposited by the Company pursuant to Section 11.11 exceeds the aggregate
                                                  -----
Purchase Price or Fundamental Change Repurchase Price, as the case may be, of the Securities or portions thereof which the Company is obligated to purchase as of the Purchase Date or Fundamental Change Repurchase Date, as the case may be, then on the Business Day following the Purchase Date or Fundamental Change Repurchase Date, as the case may be, the Trustee or the Paying Agent, as the case may be, shall return any such excess to the Company.

                                   ARTICLE 12

                       INTEREST PAYMENTS ON THE SECURITIES

                SECTION 12.01. Interest Rate; Rate Reset Interest on the Securities shall accrue at an initial rate of 3% per annum and shall be payable on each Interest Payment Date to holders of record on the Regular Record Date immediately preceding such Interest Payment Date. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months. Interest on the Securities shall accrue from the most recent date to which interest has been paid, or if no interest has been paid, from November 27, 2001, until the Principal Amount is paid or duly made available for payment. Notwithstanding the foregoing, on the close of business on each Step-up Date the interest rate on the Securities shall be automatically reset, and the Securities shall accrue interest, from such Step-up Date, to but excluding the next succeeding Step-up Date, or, in the case of December 1, 2021, until the Principal Amount is paid or duly made available for payment, at a rate per annum equal to the interest rate payable 120 days prior to such Step-up Date on 5 year U.S. Treasury Notes minus 1.13%; provided that in no event shall the interest rate on this Security be reset below 3% per annum or above 5% per annum. Any change in the interest rate pursuant to the preceding sentence shall not have any effect on any other provision of the Indenture or the Securities.

                SECTION 12.02. Payment of Interest; Interest Rights Preserved.

                (a) Interest on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose. Each installment of interest on any Security shall be made by check mailed to the address of the Holder specified in the register of Securities, or, at the option of the Holder, at the Corporate Trust Office, in such lawful money of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts; provided, however, that, with respect to any Holder of Securities with an aggregate principal amount in excess of $2,000,000, at the request of such Holder in writing to the Company, interest on such Holder's Securities shall be paid by wire transfer in immediately available funds in accordance with the written wire transfer instruction supplied by such Holder from time to time to the Trustee and Paying Agent (if different from the Trustee) at least two days prior to the applicable Regular Record Date. In the case of a permanent Global Security, interest payable on any Interest Payment Date will be paid to the Depositary, with respect to that portion of such permanent Global Security held for its account by Cede & Co. for the purpose of permitting such party to credit the interest received by it in respect of such permanent Global Security to the accounts of the beneficial owners thereof.

                (b) Except as otherwise specified with respect to the Securities, any interest on any Security that is payable, but is not punctually paid or duly provided for, within 30 days following any Interest Payment Date (herein called "Defaulted Interest", which term shall include any accrued and unpaid interest that has accrued on such defaulted amount), shall forthwith cease to be payable to the registered Holder thereof on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, as its election in each case, as provided in clause
(1) or (2) below:

                    (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities are registered at the close of business on a date (the "Special Record Date") for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment (which shall not be less than 20 days after such notice is received by the Trustee), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this clause. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities at his address as it appears on the list of Securityholders maintained pursuant to this Indenture not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Securities are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                    (2) The Company may make payment of any Defaulted Interest on the Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

                Subject to the foregoing provisions, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.


                                   ARTICLE 13

                                   CONVERSION

                SECTION 13.01. Right to Convert. Subject to and upon compliance with the provisions of this Indenture, each Holder shall have the right, at its option, at any time following the Issue Date of the Securities hereunder through the close of business on the Business Day immediately prior to the date of the Stated Maturity of the Securities (except that, with respect to any Securities or portion thereof which shall be called for redemption, such right shall terminate, except as provided in Section 13.02
                                                                          -----
or Section 11.06, at the close of business on the Business Day next preceding
           -----
the date fixed for redemption of such Securities or portion thereof unless the Company shall default in payment due upon redemption thereof) to convert the Principal Amount of any such Securities, or any portion of such Principal Amount which is $1,000 or an integral multiple thereof, into that number of fully paid and non-assessable shares of Common Stock obtained by dividing the Principal Amount of the Securities or portion thereof surrendered for conversion by the Conversion Price in effect at such time, by surrender of the Securities so to be converted in whole or in part, together with any required funds, in the manner provided in Section 13.02. A Holder of Securities is not entitled to any rights
                    -----
of a Holder of Common Stock until such Holder has converted such Holder's Securities to Common Stock, and only to the extent such Securities are deemed to have been converted to Common Stock under this Article 13. A Security with respect to which a Holder has delivered a notice in accordance with Section
11.08 or Section 11.09 regarding such Holder's election to require the Company
-----            -----
to repurchase such Holder's Securities on a Purchase Date or on a Fundamental Change Repurchase Date may be converted in accordance with this Article 13 only if such Holder withdraws such notice by delivering a written notice of withdrawal to the Company prior to the close of business on the last Business Day prior to such Purchase Date or Fundamental Change Repurchase Date.

               SECTION 13.02. Exercise of Conversion Privilege; Issuance of Common Stock on Conversion; No Adjustment for Interest or Dividends. In order to exercise the conversion privilege with respect to any Securities in certificated form, the Holder of any such Securities to be converted in whole or in part shall surrender such Securities, duly endorsed, at the office of the Conversion Agent, accompanied by the funds, if any, required by the penultimate paragraph of this Section 13.02, and shall give written notice of conversion in the form
                -----
provided on the Securities (or such other notice which is acceptable to the Company) (the "Conversion Notice") to the Conversion Agent that the Holder elects to convert such Securities or the portion thereof specified in said notice. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion shall be issued, and shall be accompanied by transfer taxes, if required pursuant to Section 13.07. All such
                                                               -----
Securities surrendered for conversion shall, unless the shares issuable on conversion are to be issued in the same name as the registration of such Securities, be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the Holder or his duly authorized attorney.

               In order to exercise the conversion privilege with respect to any interest in Securities in global form, the Holder must complete the appropriate instruction form for conversion pursuant to the Depositary's book-entry conversion program, furnish appropriate endorsements and transfer documents if required by the Company or the Trustee or Conversion Agent, and pay the funds, if any, required by this Section 13.02 and any transfer taxes if required
                                 -----
pursuant to Section 13.07.
                    -----

               As promptly as practicable after satisfaction of the requirements for conversion set forth above (but in no event later than 3 Business Days after satisfaction of such requirements for conversion), subject to compliance with any restrictions on transfer if shares issuable on conversion are to be issued in a name other than that of the Holder (as if such transfer were a transfer of the Securities (or portion thereof) so converted), the Company shall issue and shall deliver to such Holder at the office of the Conversion Agent, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such Securities or portion thereof in accordance with the provisions of this Article and a check or cash in respect of any fractional interest in respect of a share of Common Stock arising upon such conversion, as provided in Section 13.03. In case any Securities of a
                                        -----
denomination greater than $1,000 shall be surrendered for partial conversion, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of the Securities so surrendered, without charge to him, new Securities in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Securities.

               Each conversion shall be deemed to have been effected as to any such Securities (or portion thereof) on the date on which the requirements set forth above in this Section 13.02 have been satisfied as to such Securities (or
                            -----
portion thereof), and the person in whose name any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on said date the Holder of record of the shares represented thereby; provided, however, that in case of any such surrender on any date when the stock transfer books of the Company shall be closed, the person or persons in whose name the certificate or certificates for such shares are to be issued shall be deemed to have become the record Holder thereof for all purposes on the next day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such Securities shall be surrendered.

               All Securities or portions thereof surrendered for conversion during the period from the close of business on the Regular Record Date for any Interest Payment Date to the close of business on the Business Day next preceding the following Interest Payment Date shall (unless such Securities or portion thereof being converted shall have been called for redemption on a Redemption Date which occurs during the period from the close of business on such Regular Record Date to the close of business on the Business Day next preceding the following Interest Payment Date) be accompanied by payment, in funds acceptable to the Company, of an amount equal to the interest otherwise payable on such Interest Payment Date on the Principal Amount being converted; provided, however, that no such payment need be made if there shall exist at the time of conversion a default in the payment of interest on the Securities. Except as provided above in this Section 13.02, no payment or other adjustment
                                         -----
shall be made for interest accrued on any Securities converted or for dividends on any shares issued upon the conversion of such Securities as provided in this Article.

               Upon the conversion of an interest in Global Securities, the Trustee (or other Conversion Agent appointed by the Company) shall make a notation on such Global Securities as to the reduction in the Principal Amount represented thereby. The Company shall notify the Trustee in writing of any conversions of Securities effected through any Conversion Agent other than the Trustee.

               SECTION 13.03. Cash Payments in Lieu of Fractional Shares. The Company will not issue fractional shares of Common Stock upon conversion of Securities. If multiple Securities shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion shall be computed on the basis of the aggregate Principal Amount of the Securities (or specified portions thereof to the extent permitted hereby) so surrendered. If any fractional share of stock would be issuable upon the conversion of any Securities, the Company shall make an adjustment and payment therefor in cash at the current market value thereof to the Holder of Securities. The current market value of a fraction of a share of Common Stock shall be determined by multiplying the average of Closing Prices (as defined in Section 13.05(h)) of such Common Stock in the 5 Trading Days before the date of conversion by such fraction and rounding the product to the nearest whole cent.

               SECTION 13.04. Conversion Price. The conversion price shall be as specified in the Security (herein called the "Conversion Price"), subject to adjustment as provided in this Article 13.

               SECTION 13.05. Adjustment of Conversion Price. The Conversion Price shall be adjusted from time to time by the Company as follows:

               (a) In case the Company shall hereafter pay a dividend or make a distribution to all Holders of the outstanding Common Stock in shares of Common Stock, the Conversion Price in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator of which shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. If any dividend or distribution of the type described in this Section 13.05(a)
                                                                      --------
is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

               (b) In case the Company shall issue rights or warrants to all Holders of its outstanding shares of Common Stock entitling them (for a period expiring within 45 days after the date fixed for determination of stockholders entitled to receive such rights or warrants) to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price per share (or having a conversion price per share) less than the Current Market Price (as defined below) on the date fixed for determination of stockholders entitled to receive such rights or warrants, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date fixed for determination of stockholders entitled to receive such rights or warrants by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for determination of stockholders entitled to receive such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Current Market Price (or the aggregate conversion price of the convertible securities so offered, which shall be determined by multiplying the number of shares of Common Stock issuable upon conversion of such convertible securities by the conversion price per share of Common Stock pursuant to the terms of such convertible securities), and the denominator of which shall be the number of shares of Common Stock outstanding on the date fixed for determination of stockholders entitled to receive such rights or warrants plus the total number of additional shares of Common Stock offered for subscription or purchase or into which convertible securities so offered are convertible; provided, however, the Company may, at its option and in lieu of the foregoing adjustment, elect to distribute or reserve for distribution the pro rata portion of such rights or warrants so that each Holder of Securities shall receive, or shall have the right to receive upon conversion, as the case may be, the amount of such rights or warrants that such Holder of Securities would have received if such Holder of Securities had converted such Securities on the date fixed for determination of stockholders to receive such rights or warrants. Such adjustment shall be successively made whenever any such rights or warrants are issued, and shall become effective immediately after the opening of business on the day following the date fixed for determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock (or securities convertible into Common Stock) are not delivered, after the expiration of such rights or warrants the Conversion Price shall be readjusted to the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered (or the number of shares of Common Stock issuable upon conversion of convertible securities actually issued). In the event that such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the Holders to subscribe for or purchase shares of Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Company for such rights or warrants or to be received upon exercise of such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors.

               (c) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

               (d) In case the Company shall, by dividend or otherwise, distribute to all Holders of its Common Stock shares of any class of capital stock of the Company (other than any dividends or distributions to which Section 13.05(a) applies) or evidences of its indebtedness or assets (including
--------
securities, but excluding any rights or warrants referred to in Section 13.05(b), and excluding any dividend or distribution (x) paid exclusively in
--------
cash or (y) referred to in Section 13.05(a)) (any of the foregoing hereinafter
                                   ---------
in this Section 13.05(d) called the "Distributed Securities"), then, in each
                --------
such case, the Conversion Price shall be reduced so that the same shall be equal to the price determined by multiplying the Conversion Price in effect on the Record Date with respect to such distribution by a fraction, the numerator of which shall be the Current Market Price per share of the Common Stock on such Record Date less the fair market value (as determined by the Board of Directors, whose good faith determination shall be conclusive, and described in a resolution of the Board if Directors) on the Record Date of the portion of the Distributed Securities so distributed applicable to one share of Common Stock and the denominator of which shall be the Current Market Price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day following such Record Date. If the Board of Directors determines the fair market value of any distribution for purposes of this Section 13.05(d) by reference to
                                                       --------
the actual or when issued trading market for any securities, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price of the Common Stock.

               Each share of Common Stock issued upon conversion of securities pursuant to this Article 13 shall be entitled to receive the appropriate number of common stock or preferred stock purchase rights, if any, as may be provided by the terms of any stockholder rights plan adopted by the Company (notwithstanding the occurrence of an event causing such rights to separate from the Common Stock at or prior to the time of conversion). Any distribution of rights or warrants pursuant to a stockholder rights plan complying with the requirements set forth in the immediately preceding sentence of this paragraph shall not constitute a distribution of rights or warrants for the purposes of
Section 13.05(b) or this Section 13.05(d).
        --------                 --------

               Rights or warrants distributed by the Company to all Holders of Common Stock entitling the Holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"): (i) are deemed to be transferred with such shares of Common Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of Common Stock, shall be deemed not to have been distributed for purposes of this Section 13.05 (and no adjustment to the
                                         -----
Conversion Price under this Section 13.05 will be required) until the occurrence
                                    -----
of the earliest Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Price shall be made under this Section 13.05(d). If
                                                                   --------
any such right or warrant, including any such existing rights or warrants distributed prior to the date of this Indenture, are subject to events, upon the occurrence of which such rights or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and record date with respect to new rights or warrants with such rights (and a termination or expiration of the existing rights or warrants without exercise by any of the Holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Price under this Section 13.05
                                                                          -----
was made, (1) in the case of any such rights or warrants which shall all have been redeemed or repurchased without exercise by any Holders thereof, the Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a Holder or Holders of Common Stock with respect to such rights or warrants (assuming such Holder had retained such rights or warrants), made to all Holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants which shall have expired or been terminated without exercise by any Holders thereof, the Conversion Price shall be readjusted as if such rights and warrants had not been issued.

          For purposes of this Section 13.05(d) and Sections 13.05(a) and (b),
                                       --------              ----------------
any dividend or distribution to which this Section 13.05(d) is applicable that
                                                   --------
also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets or shares of capital stock other than such shares of Common Stock or rights or warrants (and any Conversion Price reduction required by this Section 13.05(d) with respect to
                                                        --------
such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Conversion Price reduction required by Sections 13.05(a) and (b) with respect to such dividend or distribution shall then be
----------------
made), except (A) the Record Date of such dividend or distribution shall be substituted as "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution" and "the date fixed for such determination" within the meaning of Sections 13.05(a) and (b) and (B) any
                                              ----------------
shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 13.05(a).
                                             --------

          (e) In case the Company shall, by dividend or otherwise, distribute to all Holders of its Common Stock cash (excluding any cash that is distributed upon a merger or consolidation to which Section 13.06 applies or as part of a
                                                -----
distribution referred to in Section 13.05(d)), in an aggregate amount that,
                                    --------
combined together with (1) the aggregate amount of any other such distributions to all Holders of its Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to this Section 13.05(e) has been made, and (2) the
                                    --------
aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose good faith determination shall be conclusive and described in a resolution of the Board of Directors) of consideration payable in respect of any tender offer by the Company or any of its subsidiaries for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to Section 13.05(f) has been made, exceeds 10% of the product of the Current Market Price
--------
on the Record Date with respect to such distribution times the number of shares of Common Stock outstanding on such date, then, and in each such case, immediately after the close of business on such date, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on such Record Date by a fraction (i) the numerator of which shall be equal to the Current Market Price on the Record Date less an amount equal to the quotient of
(x) the excess of such combined amount over such 10% and (y) the number of shares of Common Stock outstanding on the Record Date and (ii) the denominator of which shall be equal to the Current Market Price on such date; provided, however, that in the event the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price of the Common Stock on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Security holder shall have the right to receive upon conversion of a Security (or any portion thereof) the amount of cash such Holder would have received had such Holder converted such Security (or portion thereof) immediately prior to such Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared. Any cash distribution to all Holders of Common Stock as to which the Company makes the election permitted by Section 13.05(n) and as to which the Company has complied with the requirements of such
--------
Section shall be treated as not having been made for all purposes of this
Section 13.05(e)).
        --------

          (f) In case a tender offer made by the Company or any of its subsidiaries for all or any portion of the Common Stock shall expire and such tender offer (as amended upon the expiration thereof) shall require the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares (as defined below)) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose good faith determination shall be conclusive and described in a resolution of the Board of Directors) that combined together with (1) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose good faith determination shall be conclusive and described in a resolution of the Board of Directors), as of the expiration of such tender offer, of consideration payable in respect of any other tender offers, by the Company or any of its subsidiaries for all or any portion of the Common Stock expiring within the 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to this Section 13.05(f) has been
                                                           --------
made and (2) the aggregate amount of any distributions to all Holders of the Common Stock made exclusively in cash within 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to Section 13.05(e) has been made, exceeds 10% of the product of the Current Market Price
--------
as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to close of business on the date of the Expiration Time by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time multiplied by the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender offer) of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction (if any) to become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that the Company is obligated to purchase shares pursuant to any such tender offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such tender offer had not been made. If the application of this Section 13.05(f) to any tender offer would
                                              --------
result in an increase in the Conversion Price, no adjustment shall be made for such tender offer under this Section 13.05(f). Any cash distribution to all
                                     --------
Holders of Common Stock as to which the Company has made the election permitted by

Section 13.05(n) and as to which the Company has complied with the requirements
        --------
of such Section shall be treated as not having been made for all purposes of this Section 13.05(f).
             --------

          (g) In case of a tender or exchange offer made by a person other than the Company or any of its subsidiaries for an amount which increases the offeror's ownership of Common Stock to more than 25% of the Common Stock outstanding and shall involve the payment by such person of consideration per share of Common Stock having a fair market value (as determined by the Board of Directors, whose good faith determination shall be conclusive and described in a resolution of the Board of Directors) at the last time (the "Offer Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that exceeds the Current Market Price of the Common Stock on the Trading Day next succeeding the Offer Expiration Time, and in which, as of the Offer Expiration Time, the Board of Directors is not recommending rejection of the offer, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the date of the Offer Expiration Time by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Offer Expiration Time multiplied by the Current Market Price of the Common Stock on the Trading Day next succeeding the Offer Expiration Time and the denominator of which shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Offer Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Accepted Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Accepted Purchased Shares) at the Offer Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Offer Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Offer Expiration Time. In the event that such person is obligated to purchase shares pursuant to any such tender or exchange offer, but such person is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such tender or exchange offer had not been made. Notwithstanding the foregoing, the adjustment described in this Section 13.05(g) shall not be made if, as of the
                                     --------
Offer Expiration Time, the offering documents with respect to such offer disclose a plan or intention to cause the Company to engage in any transaction described in Article 8.

          (h) For purposes of this Section 13.05, the following terms shall have
                                           -----
the meaning indicated:

              (1) "Closing Price" with respect to any securities on any day shall mean the closing sale price, regular way, on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in each case on the principal national securities exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or if not so available, in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose, or a price determined in good faith by the Board of Directors whose determination shall be conclusive.

              (2) "Current Market Price" shall, for the purposes of any computation under Sections 13.05 (b), (d), (e), (f) and (g) above
                                     --------------------------------
          relating to the current market price per share of Common Stock at a specified date, mean the average of the Closing Prices for the 10 consecutive Trading Days (as defined below) preceding the day before the record date (or, if earlier, the ex-dividend date) with respect to any distribution, issuance or other event requiring such computation.

              (3) "fair market value" shall mean the amount which a willing buyer would pay a willing seller in an arm's length transaction.

              (4) "Record Date" shall mean, with respect to any dividend, distribution or other transaction or event in which the Holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

              (5) "Trading Day" shall mean (x) if the applicable security is quoted on the Nasdaq National Market System, a day on which trades may be made on thereon or (y) if the applicable security is listed or admitted for trading on the New York Stock Exchange or another national security exchange, a day on which the New York Stock Exchange or such other national security exchange is open for business or (z) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

          (i) The Company may make such reductions in the Conversion Price, in addition to those required by Sections 13.05(a), (b), (c), (d), (e), (f) or (g),
                                       ----------------------------------------
as the Board of Directors considers to be advisable to avoid or diminish any income tax to Holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

     To the extent permitted by applicable law, the Company from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least 20 days, the reduction is irrevocable during the period and the Board of Directors shall have made a determination that such reduction would be in the best interests of the Company, which determination shall be conclusive. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Company shall mail to Holders of record of the Securities a notice of the reduction at least 15 days prior to the date the reduced Conversion Price takes effect, and such notice shall state the reduced Conversion Price and the period during which it will be in effect.

          (j) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 13.05(j) are not required to be made shall be carried forward and taken into
--------
account in any subsequent adjustment. All calculations under this Article 13 shall be made by the Company and shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest. To the extent the Securities become convertible into cash, assets, property or securities (other than capital stock of the Company), no adjustment need be made thereafter as to the cash, assets, property or such securities. Interest will not accrue on the cash.

          (k) Whenever the Conversion Price is adjusted as herein provided, the Company shall promptly file with the Conversion Agent an Officers' Certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Unless and until a Responsible Officer of the Trustee shall have received such Officers' Certificate, the Trustee shall not be deemed to have knowledge of any adjustment of the Conversion Price and may assume without inquiry that the last Conversion Price of which it has knowledge is still in effect. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Price to each Holder of Securities at his last address appearing on the list of Security holders provided for in Section 3.05
                                                                          ----
of this Indenture, within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

          (l) In any case in which this Section 13.05 provides that an
                                                -----
adjustment shall become effective immediately after a Record Date for an event, the Company may defer until the occurrence of such event (i) issuing to the Holder of any Securities converted after such Record Date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such Holder any amount in cash in lieu of any fraction pursuant to Section 13.03.
                             -----

          (m) For purposes of this Section 13.05, the number of shares of Common
                                           -----
Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

          (n) In lieu of making any adjustment to the Conversion Price pursuant to Section 13.05(e) or 13.05(f), the Company may elect to reserve an amount of
           --------    --------
cash for distribution to the Holders of the Securities upon the conversion of the Securities so that any such Holder converting Securities will receive upon such conversion, in addition to the shares of

Common Stock and other items to which such Holder is entitled, the full amount of cash which such Holder would have received if such Holder had, immediately prior to the Record Date for such distribution of cash or the Expiration Time of the Tender Offer, as the case may be, converted its Securities into Common Stock, together with any interest accrued with respect to such amount, in accordance with this Section 13.05(n). The Company may make such election by
                             --------
providing an Officers' Certificate to the Trustee to such effect on or prior to the payment date for any such distribution and depositing with the Trustee on or prior to such date an amount of cash equal to the aggregate amount the Holders of the Securities would have received if such Holders had, immediately prior to the Record Date for such distribution or the Expiration Time, as the case may be, converted all of the Securities into Common Stock. Any such funds so deposited by the Company with the Trustee shall be invested by the Trustee in marketable obligations issued or fully guaranteed by the United States government with a maturity not more than 3 months from the date of issuance. Upon conversion of Securities by a Holder, the Holder will be entitled to receive, in addition to the Common Stock issuable upon conversion, an amount of cash equal to the amount such Holder would have received if such Holder had, immediately prior to the Record Date for such distribution or the Expiration Time, as the case may be, converted its Security into Common Stock, along with such Holder's pro rata share of any accrued interest earned as a consequence of the investment of such funds. Promptly after making an election pursuant to this
Section 13.05(n), the Company shall give or shall cause to be given notice to
        --------
all Security holders of such election, which notice shall state the amount of cash per $1,000 principal amount of Securities such Holders shall be entitled to receive (excluding interest) upon conversion of the Securities as a consequence of the Company having made such election.

          SECTION 13.06. Effect of Reclassification, Consolidation, Merger or Sale. If any of the following events occur, namely (i) any reclassification or change of shares of Common Stock issuable upon conversion of the Securities (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination, or any other change for which an adjustment is provided in Section 13.05(c)), (ii) any
                                                            --------
consolidation or merger or combination to which the Company is a party other than a merger in which the Company is the continuing corporation and which does not result in any reclassification of, or change (other than in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination) in outstanding shares of Common Stock, or (iii) any sale or conveyance of all or substantially all of the properties and assets of the Company to any other person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Company or the successor or purchasing person, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act of 1939 as in force at the date of execution of such supplemental indenture) providing that such Securities shall be convertible into the kind and amount of shares of stock, securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance by a holder of a number of shares of Common Stock issuable upon conversion of such Securities (assuming, for such purposes, a sufficient number of authorized shares of Common Stock available to convert all such Securities) immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance, assuming such holder of Common Stock did not exercise his rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance (provided that, if the kind or amount of stock, securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("nonelecting share"), then for the purposes of this Section 13.06, the kind and amount of securities,
                                      -----
cash or other property receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 13. The above provisions of this Section shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances. If this Section
13.06 applies to any event or occurrence, Section 13.05 shall not apply.
-----                                             -----

          SECTION 13.07. Taxes on Shares Issued. The issue of stock certificates on conversions of Securities shall be made without charge to the converting Holder for any documentary, transfer, stamp or any similar tax in respect of the issue thereof. The Company shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the Holder of any Securities converted, and the Company shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

          SECTION 13.08. Reservation of Shares; Shares to be Fully Paid; Compliance with Governmental Requirements; Listing of Common Stock. The Company shall provide, free from preemptive rights, out of its authorized but unissued shares or shares held in treasury, sufficient shares of Common Stock to provide for the conversion of the Securities from time to time as such Securities are presented for conversion.

     Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value, if any, of the shares of Common Stock issuable upon conversion of the Securities, the Company will take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue shares of such Common Stock at such adjusted Conversion Price.

     The Company covenants that all shares of Common Stock which may be issued upon conversion of Securities shall be newly issued shares or Treasury shares, shall be duly authorized, validly issued, fully paid and non-assessable and shall be free from preemptive rights and free from any lien or adverse claim.

     The Company shall use its best efforts to list or cause to have quoted any shares of Common Stock to be issued upon conversion of Securities on each national securities exchange or over-the-counter or other domestic market on which the Common Stock is then listed or quoted.

          SECTION 13.09. Responsibility of Trustee. The Trustee and any other Conversion Agent shall not at any time be under any duty or responsibility to any Holder of Securities to determine the Conversion Price or whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee and any other Conversion Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Securities; and the Trustee and any other Conversion Agent make no representations with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any Securities for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article. Without limiting the generality of the foregoing, neither the Trustee nor any Conversion Agent shall be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture entered into pursuant to Section 13.06 relating either to
                                                        -----
the kind or amount of shares of stock or securities or property (including cash) receivable by Holders upon the conversion of their Securities after any event referred to in such Section 13.06 or to any adjustment to be made with respect
                            -----
thereto, but, subject to the provisions of Section 5.01, may accept as
                                                   ----
conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officers' Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

          Section 13.10. Notice to Holders Prior to Certain Actions. In case,

          (a) the Company shall declare a dividend (or any other distribution) on its Common Stock that would require an adjustment in the Conversion Price pursuant to Section 13.05; or
                               -----

          (b) the Company shall authorize the granting to the holders of all or substantially all of its Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or

          (c) of any reclassification or reorganization of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company or any of its Significant Subsidiaries; or

          (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company or any of its Significant Subsidiaries;

the Company shall cause to be filed with the Trustee and to be mailed to each Holder of Securities at his address appearing on the list of Securityholders provided for in Section 3.05 of this Indenture, as promptly as possible but in
                        ----
any event at least 15 days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                           AGILENT TECHNOLOGIES, INC.




                                           By  /s/ MARIE OH HUBER
                                             -----------------------------------
                                               Vice President, Assistant General
                                               Counsel and Assistant Secretary




                                           CITIBANK, N.A.,
                                               as Trustee

                                           By  /s/ NANCY FORTE
                                             -----------------------------------
                                               Assistant Vice President

                                                                       EXHIBIT A

                       Form of Certificate to Be Delivered
                          in Connection with Transfers
                            Pursuant to Regulation S

                                                           _______________, ____

Citibank, N.A.
111 Wall Street
New York, New York 10005
Attention: Citibank Agency & Trust

               Re: Agilent Technologies, Inc. (the "Company")
                   3% Senior Convertible Debentures due 2021 (the "Debentures")
                   ----------------------------------------------------------

Ladies and Gentlemen:

               In connection with our proposed sale of $____ aggregate Principal Amount of the Debentures, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

               1. the offer of the Debentures was not made to a Person in the United States;

               2. either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any Person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any Person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

               3. no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

               4. the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and

               5. We have advised the transferee of the transfer restrictions applicable to the Debentures.

               You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party, in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                                Very truly yours,

                                                [Name of Transferor]

                                                By______________________________
                                                       Authorized Signature

                                                                       EXHIBIT B

                             Form of Purchase Notice

                                                           _______________, ____

Citibank, N.A.
111 Wall Street
New York, New York 10005
Attention: Citibank Agency & Trust

                  Re: Agilent Technologies, Inc. (the "Company") 3% Senior Convertible Debentures due 2021
                           -----------------------------------------

         This is a Purchase Notice as defined in Section 11.08 of the Indenture
                                                         -----
dated as of November 27, 2001 (the "Indenture") between the Company and Citibank, N.A., as Trustee. Terms used but not defined herein shall have the meanings ascribed to them in the Indenture.

Certificate No(s). of Securities:   _____________________________

I intend to deliver the following aggregate Principal Amount of
Securities for purchase by the Company pursuant to Section
11.08 of the Indenture (in multiples of $1,000):
-----

$___________________________________

         I hereby agree that the Securities will be purchased as of the Purchase Date pursuant to the terms and conditions thereof and of the Indenture.

                                              Signed:  ________________________

                                                                       EXHIBIT C

                  Form of Fundamental Change Repurchase Notice

                                                           _______________, ____

Citibank, N.A.
111 Wall Street
New York, New York 10005
Attention: Citibank Agency & Trust

                  Re: Agilent Technologies, Inc. (the "Company") 3% Senior Convertible Debentures due 2021
                        -----------------------------------------

         This is a Fundamental Change Repurchase Notice as defined in Section
11.09 of the Indenture dated as of November 27, 2001 (the "Indenture") between
-----
the Company and Citibank, N.A., as Trustee. Terms used but not defined herein shall have the meanings ascribed to them in the Indenture.

Certificate No(s). of Securities:   _____________________________

I intend to deliver the following aggregate Principal Amount of
Securities for purchase by the Company pursuant to Section 11.09
                                                           -----
of the Indenture (in multiples of $1,000):


$__________________________________

         I hereby agree that the Securities will be purchased as of the Fundamental Change Repurchase Date pursuant to the terms and conditions thereof and of the Indenture.

                                               Signed:  ________________________

                 Certain Sections of this Indenture relating to
                         Sections 310 through 318 of the
                          Trust Indenture Act of 1939:

Trust Indenture                                                     Indenture
  Act Section                                                        Section
---------------                                                  --------------
ss.310(a)(1)    .............................................          6.09
      (a)(2)    .............................................          6.09
      (a)(3)    .............................................    Not Applicable
      (a)(4)    .............................................    Not Applicable
      (b)       .............................................          6.08
                                                                       6.10
ss.311(a)       .............................................          6.13
      (b)       .............................................          6.13
ss.312(a)       .............................................          7.01
                                                                       7.02(a)
      (b)       .............................................          7.02(b)
      (c)       .............................................          7.02(c)
ss.313(a)       .............................................          7.03(a)
      (b)       .............................................          7.03(a)
      (c)       .............................................          7.03(a)
      (d)       .............................................          7.03(b)
ss.314(a)       .............................................          7.04
      (b)       .............................................    Not Applicable
      (c)(1)    .............................................          1.02
      (c)(2)    .............................................          1.02
      (c)(3)    .............................................    Not Applicable
      (d)       .............................................    Not Applicable
      (e)       .............................................          1.02
ss.315(a)       .............................................          6.01
      (b)       .............................................          6.02
      (c)       .............................................          6.01
      (d)       .............................................          6.01
      (e)       .............................................          5.14
ss.316(a)(1)(A) .............................................          5.12
      (a)(1)(B) .............................................          5.13
      (a)(2)    .............................................    Not Applicable
      (b)       .............................................          5.08
      (c)       .............................................          1.04(c)
ss.317(a)(1)    .............................................          5.03
      (a)(2)    .............................................          5.04
      (b)       .............................................         10.03
ss.318(a)       .............................................          1.07

--------------
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of this Indenture.

                                       ii